UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21407
Nuveen Diversified Dividend and Income Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Address of principal executive offices) (Zip code)
Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 917-7700
Date of fiscal year end: December 31
Date of reporting period: December 31, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Closed-End Funds

Nuveen Investments Closed-End Funds High Current Income and Total Return from a Portfolio of Dividend-Paying Common Stocks, REIT Stocks, Emerging Markets Debt, and Senior Loans

Annual Report December 31, 2009

Nuveen Diversified Dividend and Income Fund JDD

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NUVEEN
Investments

Chairman’s
Letter to Shareholders

Dear Shareholder,

The financial markets in which your Fund operates continue to reflect the larger economic crosscurrents. The illiquidity that infected global credit markets over the last year continues to recede but there is concern about the impact of a reduction in official liquidity support programs. The major institutions that are the linchpin of the international financial system have strengthened their capital structures, but many still struggle with losses in their various portfolios. Global trends include increasing trade and concern about the ability of the U.S. government to address its substantial budgetary deficits.

While the fixed-income and equity markets have recovered from the lows recorded in late 2008 and early 2009, identifying those developments that will define the future is never easy, and rarely is it more difficult than at present. A fundamental component of a successful investment program is a commitment to remain focused on long-term investment goals even during periods of heightened market uncertainty. Another component is to re-evaluate investment disciplines and tactics and to confirm their validity following periods of extreme volatility and market dislocation, such as we have recently experienced. Your Board carried out an intensive review of investment performance with these objectives in mind during April and May of 2009 as part of the annual management contract renewal process. I encourage you to read the description of this process in the Annual Investment Management Agreement Approval Process section of this report. Confirming the appropriateness of a long term investment strategy is as important for our shareholders as it is for our professional investment managers. For that reason, I again encourage you to remain in communication with your financial consultant on this subject.

In September 2009, Nuveen completed the refinancing at par of all the auction rate preferred shares (ARPS) issued by its taxable closed-end funds. On October 15, 2009, Nuveen announced the first successful offering of an issue of MuniFund Term Preferred Shares. This new form of preferred securities joins the Variable Rate Demand Preferred securities as vehicles for refinancing existing municipal fund ARPS. By the beginning of December 2009, six of the leveraged municipal closed-end funds had redeemed all of their outstanding ARPS. Nuveen remains committed to resolving the issues connected with outstanding auction rate preferred shares. Please consult the Nuveen web site for the most recent information on this issue and all recent developments on your Nuveen Funds at: www.nuveen.com.

On behalf of the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
Robert P. Bremner
Chairman of the Board and Lead Independent Director
February 22, 2010

Nuveen Investments	3

Portfolio Managers’ Comments

Nuveen Diversified Dividend and Income Fund (JDD)

JDD features portfolio management by teams at four separate sub-advisers.

NWQ Investment Management Company, LLC, an affiliate of Nuveen Investments, invests its portion of the Fund’s assets in dividend-paying common stocks. Jon Bosse, Chief Investment Officer of NWQ, leads the Fund’s management team at that firm. He has more than 27 years of corporate finance and investment management experience.

The real estate portion of the Fund’s investment portfolio is managed by a team at Security Capital Research & Management Incorporated, a wholly-owned subsidiary of JPMorgan Chase & Co. Anthony R. Manno Jr., Kenneth D. Statz and Kevin Bedell, who each have more than 22 years of experience in managing real estate investments, lead the team.

Symphony Asset Management, LLC, an affiliate of Nuveen Investments, invests its portion of the Fund’s assets primarily in senior loans. The Symphony team is led by Gunther Stein, the firm’s Chief Investment Officer. Gunther has more than 20 years of investment management experience.

Wellington Management Company, LLP, invests its portion of the Fund’s assets in emerging markets sovereign debt. James W. Valone, who has more than 18 years of investment management experience, heads the team.

Here representatives from NWQ, Symphony, Security Capital, and Wellington Management talk about general economic and market conditions, their management strategies and the performance of the Fund for the twelve-month period ending December 31, 2009.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

What were the general market conditions for the twelve-month period ending December 31, 2009?

The general market conditions during the past twelve months were among the most fluctuating and challenging on record. The financial crisis that began to accelerate in the last half of 2008 was in full force by the first quarter of 2009. For the first time since the 1930s, the United States, United Kingdom, Germany and Japan experienced recessions simultaneously.

In response, the U.S. government enacted a $787 billion economic stimulus plan early in 2009, and provided additional funds for large financial institutions under the Troubled Asset Relief Program (TARP) started in 2008. The Federal Reserve maintained a fed funds target range of zero to 0.25%, its lowest level in history. In addition, the Fed announced in March that it would buy $300 billion in long-term U.S. Treasury securities in an effort to support private credit markets and up to an additional $750 billion (for a total of

4	Nuveen Investments

$1.25 trillion) in agency mortgage-backed securities to bolster the housing market. The government also took steps to prevent the collapse of the American auto industry.

By the second quarter of 2009, some positive signals began to emerge. Most major banks seemed to have raised sufficient capital to survive in the downturn, with several of them even appearing to thrive. Domestic equity markets, as measured by the Standard & Poor’s (S&P) 500 Stock Index, rocketed up from the lows experienced in March. Bond investors seemed more willing to hold municipal and corporate securities, causing the pricing relationships between these issues and U.S. Treasury securities to adjust closer to historical norms.

For the full year, the S&P 500 Index posted a return of 26.46% with most major bond indexes also showing positive performance. However, the unemployment rate at year end was 10% and the general credit markets were still constricted, suggesting that the road to recovery would not be quick or easy.

Rebounding from March lows, pricing for real estate investment trust (REIT) common equity and fixed income securities surged in last three quarters of 2009 in response to active initiatives to improve balance sheets by issuing equity, some initial thawing in the public credit markets and hopeful early signals for a rebound in the U.S. economy. However, these positives were counterbalanced to a degree by continued weakness in real estate operating conditions and ongoing financing challenges.

Against a backdrop of declining rents and occupancy levels, the threshold challenge for owners and operators of commercial real estate continued to be reducing and refunding debt. For public real estate companies, though, the capital markets offered unique opportunities in 2009 and trended markedly positive as the year progressed. This was evident in rebounding stock prices, narrowing borrowing costs and, perhaps most noteworthy, a growing list of completed and on-deck IPOs.

The senior loan market rallied in 2009, which was driven primarily by limited supply. New issuance for the year was approximately $56 billion, compared to $282.9 billion on average for the previous four years (2005 through 2008). In addition, incremental demand for senior loans was positive, with mutual fund inflows reaching $3.5 billion. On the high yield side, new issuance was $132.8 billion, with mutual funds inflows at $23 billion.

Fundamentals on the year were negative, with defaults rising during the period, and leverage moving higher across most industries. However, corporate results (in terms of defaults, earnings, etc.) were largely ahead of expectations. Leveraged loans default rates, forecasted in July to be as high as 8-10% for the calendar year, finished at 2.88% according to Credit Suisse. High yield bonds, which were being forecasted to default between 9-12% for calendar year 2009 ended the year with a 5.39% default rate.

Signs of a global economic recovery began in the second half of 2009, coinciding with positive fundamental trends in many emerging markets. Many countries began to post modest current account deficits or surpluses, and overall balance-of-payments positions generally improved. Nevertheless, the global economy remains fragile. Monetary and fiscal policies were eased substantially in the developed world following the abrupt economic downturn in the fourth quarter of 2008 and tightening will eventually be necessary to prevent excessive inflation and to bring fiscal deficits under control.

Nuveen Investments	5

What key strategies were used to manage the Fund over this reporting period?

For the equity portion of the Fund’s portfolio, we continued to employ an opportunistic, bottom-up strategy that focused on identifying undervalued companies possessing favorable risk/reward characteristics as well as emerging catalysts that can unlock value or improve profitability. These catalysts included management changes, restructuring efforts, recognition of hidden assets, or a positive change in the underlying fundamentals. We also focused on downside protection, and paid a great deal of attention to a company’s balance sheet and cash flow statement, not just the income statement. We believe that cash flow analysis offers a more objective and truer picture of a company’s financial position than an evaluation based on earnings alone. We also have the ability to write covered call options when attractive opportunities arise.

We had expected to profit significantly more from recapitalization opportunities over the course of 2009. However, the magnitude of the increase in the equity markets, particularly in most finance stocks from March to mid-May, made those potential investments much less attractive. Prior to this rally, the market viewed any company needing capital as almost un-investable. We saw this disconnect as an opportunity that we could turn to our advantage. In fact, the finance sector has been among the poorest performing groups since the initial rally last spring, with many companies’ shares trading below the prices of their secondary offerings. We opportunistically made several investments in financial companies in the second half of the year.

In managing the real estate portion of the portfolio, we sought to maintain significant property type and geographic diversification while taking into account company credit quality, sector, and security-type allocations. Investment decisions were based on a multi-layered analysis of the company, the real estate it owned, its management, and the relative price of the security, with a focus on securities that we believed would be best positioned to generate sustainable income and potential price appreciation over the long run. Across all real estate sectors, we favored companies with properties located in the strongest urban locations. These “high barrier to entry” markets often have constraints that limit new construction, a quality that we believe over the long-term has the potential to provide superior value enhancement and a real inflation hedge. The severe deterioration in credit markets in 2008 and early 2009 required an equally strong reappraisal of the financial flexibility of each company in which we invest. As the credit environment changed we adjusted the portfolio away from companies that we believe were not as well positioned in the current tough environment.

In the senior loan and other debt portion of the Fund’s portfolio, we focused on high quality new issues. During much of 2008 and early 2009, the new issue market was virtually shut down. However, late in 2009 we saw several high quality issuers come to the market, including Warner Chilcott, Reynolds Group, and Rehabcare. These assets generally came slightly below par with high current coupons as a result of both healthy credit spreads and rated floors based on current LIBOR levels. We believed these were ideal assets for the Fund because of their high level of floating rate income. Another senior loan and debt strategy we employed was optimizing our exposure based on which issuers we believed had the best chance of moving up with the market. This approach allowed us to participate in the market’s rally while maintaining the purpose of the floating rate

6	Nuveen Investments

component of the Fund, which is to offset the cost of the Fund’s leverage financing through the income provided by floating rate debt.

In the emerging markets debt portion of the Fund’s portfolio, a combination of higher-quality and lower-quality issues proved favorable. In the early stages of the year, we adopted a more defensive portfolio posture, increasing our cash allocation and emphasizing higher-quality names likely to outperform in a tumultuous environment. As the global economic recovery took root, we increased our allocation to select lower-quality countries with improving fundamentals and favorable valuations. Each of these strategies, guided by our top-down outlook and our bottom-up research, aided results. On occasion, we also hold forward foreign currency exchange contracts in an effort to enhance returns and/or manage risk.

Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.

Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. For additional information, see the individual Performance Overview for the Fund in this report.

1	Comparative benchmark performance is a blended return consisting of: 1) 18.75% of the return of the Russell 3000 Value Index, which measures the performance of those Russell 3000 Index companies with lower price-to book ratios and lower forecasted growth values, 2) 6.25% of the return of the MSCI EAFE ex-Japan Value Index, a capitalization weighted index that selects the lower 50% of the price-to-book ranked value stocks traded in the developed markets of Europe, Asia and the Far East, excluding Japan, 3) 25% of the return of the Dow Jones Wilshire Real Estate Securities Index, an unmanaged, market capitalization-weighted index comprised of publicly traded REITs and real estate companies, 4) 25% of the return of the JPMorgan EMBI Global Diversified Index, which tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging markets sovereign and quasi sovereign entities, and 5) 25% of the return of the CSFB Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

2	The S&P 500 Stock Index is an unmanaged Index generally considered representative of the U.S. Stock Market. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

How did the Fund perform over the twelve-month period?

The performance of JDD, as well as a comparative benchmark and general market index, is presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value
For periods ended 12/31/09

	1-Year	5-Year
JDD	47.30%	0.79%
Comparative Benchmark[1]	38.69%	3.63%
S&P 500 Stock Index[2]	26.46%	0.42%

For the twelve-month period ended December 31, 2009, the total return on common share net asset value for the Fund outperformed both its comparative benchmark and general market index.

Within the equity portion of the Fund, industrial equipment manufacturer, Ingersoll-Rand Co. Ltd, rose sharply, given the success of recent restructuring efforts and synergies from the integration of Trane (a large acquisition they made last year). Solid free cash flow growth also is allowing the company to de-lever its business. Ingersoll-Rand noted that its U.S. residential operations appear to be approaching an inflection point as pent-up demand has begun to re-appear. The company has bid on $1 billion worth of projects related to federal stimulus efforts, and sees the potential for several billion dollars more.

Our technology investments, particularly Microsoft Corp. and Motorola Inc., appreciated as the outlook for technology companies improved following the dramatic decline in fundamentals (and stock prices) that occurred in 2008. Motorola appreciated as previously instituted cost controls partially offset some of the struggles in its handset division. More importantly, the company rolled out its new, higher margin DROID smart phones that utilize Google’s Android operating system. These new phones should help to improve overall handset fundamentals, and could lead to the eventual spin-off of the division. Microsoft outperformed as the company has been successful in improving earnings through tighter cost controls, new product launches (which includes recently launched Windows 7), and the overall improvement in corporate IT spending.

We invested in Loews Corp. as we believed the stock’s discount to the sum of its parts (all of which were attractively valued) exceeded 30%, more than double its historical average.

Nuveen Investments	7

The stock’s discount to its fair value widened primarily as a result of investor concerns surrounding insurance companies in general, and Loews’ 90%-owned stake in CNA Financial Corp. in particular. According to our analysis, the stock was undervalued even if Loews wrote off its entire CNA position, including $1.25 billion in cumulative preferred stock that it issued CNA in October 2008. As such, we invested in the company given what we saw as an exceptionally compelling valuation and extremely favorable risk/reward profile. Loews is a diversified company with interests primarily in energy and insurance.

While the majority of the Fund’s holdings posted positive returns for the year, Lockheed Martin Corp., Pitney Bowes Inc., and Wells Fargo & Co. were among the limited number of positions that did decline. Shares of Lockheed Martin Corp. underperformed on investor concern of reduced defense spending by the Obama administration as well as expectations for higher pension expense in 2010. We believe that many of the potential headwinds that Lockheed faces are already priced in the stock and that the company remains attractively valued given its historically strong cash flows (double digit free cash flow yield), exposure to international markets, and management’s solid track record. Lockheed reported solid results for the year, despite some margin weakness within its technology system divisions, and should benefit from future programs such as the F-35 (the single largest Department of Defense weapons program in history) as well as the Obama administration’s recent decision to develop a mobile land-and-sea based missile defense systems (the ships and planes necessary for this strategy are part of Lockheed’s core offerings). We added to our position in Lockheed Martin in August on share price weakness.

Pitney Bowes provides mail processing equipment and integrated mail solutions for organizations worldwide. Shares of Pitney Bowes declined due to weakened market demand and longer sales cycles. Despite weakness in revenues, the company continued to generate strong free-cash-flow, paid a 6% dividend, and eliminated liquidity concerns that had plagued the stock. The company also has taken cost-cutting steps in order to maintain margins. Pitney remains the dominant player within its space, and we view the company’s aggressive cost reduction program and proposed restructuring plans to be positive catalysts for the near to intermediate future.

Wells Fargo stock posted a moderate decline for the year. While Wells Fargo remains exposed to ongoing credit deterioration, we believe it is one of the better positioned U.S. banks capable of returning to significant profitability. We believe the company has taken steps to support its capital position by reducing its dividend by 85%, and raising $8.5 billion of common equity capital. The company has reported positive earnings that have been driven by strong growth in deposits, strong net interest margins, higher-than-expected mortgage banking revenues, and expense savings. We trimmed our position in Wells Fargo in August given its strong appreciation, and then increased our position in December at a lower price during its equity offering designed to raise funds to repay the government for its TARP investment.

Given broad undervaluation and the significant market volatility over the course of 2009, we made a number of new equity investments during the year. In the finance sector, we established positions in Banco Santander S.A., Genworth Financial Inc., Loews Corp., Reinsurance Group of America Inc., TransAtlantic Holdings Inc., and most recently, Citigroup Inc. Outside of finance, we purchased CA Inc., Comcast Corp., Exxon Mobil

8	Nuveen Investments

Corp., Frontier Communications Corp., Kroger Co., and Newmont Mining Corp. We eliminated our position in Newmont Mining before the end of the period.

We eliminated our long held position in Altria Group Inc. as the stock achieved our primary catalyst–the break up of Kraft, Philip Morris International, and Altria (PM USA) during 2008. Altria’s stock, while not expensive, no longer offered compelling valuation in our view. In addition, its acquisition of U.S. Tobacco introduced leverage on to its balance sheet. More recently, we eliminated Kraft Foods Inc. after the company announced a bid to acquire U.K. chocolate maker, Cadbury PLC. While Cadbury’s business would be complementary to Kraft’s European chocolate assets, we exited the position due to our concern that Kraft might increase its bid to a level dilutive to shareholders.

Valuation concerns also were the catalyst for our sale of Lorillard Inc. The stock had appreciated on the market’s perception that the company could be acquired. We felt that such a deal was unlikely to occur (in the short term) and used the price strength as an opportunity to exit the position. We also sold Illinois Tool Works Inc. during a rally in cyclical stocks on concerns that it would take longer than previously expected to achieve substantial profitability to warrant a much higher stock price. In early 2009, we eliminated our investment in media firm Gannett Co. Inc. on fears the company could have difficulty refinancing its debt given the credit crisis at the time. The fundamentals of its newspaper business had also deteriorated, making the risk/reward profile far less attractive. Other investments eliminated during the year include Chevron Corp., Trans Atlantic Holdings Inc., Newmont Mining Corp., POSCO, and United Utilities Group PLC.

In a very volatile period for real estate securities, the Fund’s exposure to companies that reduced balance sheet leverage by issuing significant new equity resulted in especially strong returns as the market rebounded later in the year. Specifically, investments in Macerich (MAC) and DiamondRock Hospitality (DRH) were outstanding performers after issuing equity in 2009. We sold the DiamondRock Hospitality position before the end of the period.

However, the Fund’s overall emphasis on companies with good financial flexibility resulted in lower relative performance, as companies with the best balance sheets tended to lag as the market rebounded sharply from the lows reached in the first quarter of 2009.

The rally that took place in the senior loan and credit market was a driven primarily by greater investor appetite for risk. The market on a whole posted record-shattering performance, with the Credit Suisse Leveraged Loan Index returning 44.87%. BB-rated names returned 31.15% versus 56.46% for B-rated names, and 79.10% for CCC-rated issues. Performance within the Fund’s senior loan and credit market holdings reflected these uneven results. While we focused mostly on higher quality names, some of our lower-dollar priced assets really drove performance. These included Tribune Company, Swift Transportation and Univision. All three of these businesses are similar in that they have cyclical revenue streams, and a high level of tangible assets. Each was battered in 2008 and recovered in 2009.

While the riskiest of assets outperformed, the Fund’s core portfolio of relatively higher quality senior loan and fixed income assets with strong income profiles and low discounts to par underperformed. For many of our newer assets, which were purchased at or near par, there was little potential to enjoy the types of appreciation seen in lower-quality assets, which were trading in many cases at $0.50 on the dollar at different points over the

Nuveen Investments	9

last year or two. However, we do feel that on a risk-adjusted basis the Fund performed well and that going forward more normalized market conditions may help many assets trade closer to par.

In the emerging markets debt portion of the portfolio, the Fund benefited from its overweight positioning in Argentina. Favorable security selection in the Philippines, Indonesia, and Trinidad and Tobago also provided a boost to results. A lack of sovereign debt exposure in China aided the Fund’s results, as the debt underperformed during the year. In addition, an overweight allocation, favorable security selection and currency positioning in Kazakhstan also aided results, while a lack of exposure to Egypt, Lebanon and Bulgaria was similarly favorable.

The Fund’s comparative underweight positions in the Ukraine, Sri Lanka, Dominican Republic, and Pakistan all detracted from relative performance. In addition, an underweight allocation and less favorable security selection in Gabon and overweight allocations to Malaysia and Chile also weighed on results. A lack of exposure in Georgia, a relative outperformer, also detracted from overall Fund results during the period.

IMPACT OF THE FUND’S CAPITAL STRUCTURES AND LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the return of the Fund relative to the comparative index and market benchmark was the Fund’s use of financial leverage. The Fund uses leverage because its managers believe that, over time, leveraging provides opportunities for additional income and total returns for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when bond prices generally are rising.

Leverage made a significant positive contribution to the Fund’s return during 2009.

RECENT DEVELOPMENTS REGARDING THE FUND’S LEVERAGED CAPITAL STRUCTURES

Shortly after its inception, the Fund issued auction rate preferred shares (FundPreferred) to create financial leverage. As noted in the last several shareholder reports, the auction rate preferred shares issued by many closed-end funds, including this Fund, have been hampered by a lack of liquidity since February 2008. Since that time, more auction rate preferred shares have been submitted for sale in each of their regularly scheduled auctions than there have been offers to buy. This means that these auctions have “failed to clear,” and that many, or all, of the auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the “maximum rate” applicable to failed auctions, as calculated in accordance with the pre-established terms of the auction rate preferred shares.

One continuing implication for common shareholders of the Fund from the auction failures is that the Fund’s cost of leverage likely has been incrementally higher at times than it

10	Nuveen Investments

otherwise might have been had the auctions continued to be successful. As a result, the Fund’s common share earnings likely have been incrementally lower at times than they otherwise might have been.

Beginning in the summer of 2008, the Fund announced its intention to redeem most or all of its auction rate preferred shares and retain its leveraged structure primarily through the use of bank borrowings. Leveraging using bank borrowings offers common shareholders most benefits and risks as leveraging with auction rate preferred shares.

As of December 31, 2009, the Fund had redeemed all of its outstanding auction rate preferred shares. For additional information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/arps.

Nuveen Investments	11

Common Share Distribution
and Share Price Information

The following information regarding your Fund’s distributions is current as of December 31, 2009, and likely will vary over time based on the Fund’s investment activities and portfolio investment value changes.

Over the course of 2009, the Fund reduced its quarterly distribution to common shareholders during March and subsequently increased its quarterly distribution during September and again in December. Some of the important factors affecting the amount and composition of these distributions are summarized below.

During the twelve-month reporting period, the Fund employed financial leverage through the use of FundPreferred shares and/or bank borrowings. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but—as noted earlier—also increases the variability of common shareholders’ net asset value per share in response to changing market conditions. During the current reporting period, the Fund’s financial leverage contributed positively to common share income and common share net asset value price return.

The Fund has a managed distribution program. The goal of this program is to provide common shareholders with relatively consistent and predictable cash flow by systematically converting the Fund’s expected long-term return potential into regular distributions. As a result, regular common share distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•	The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•	Actual common share returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each distribution is expected to be paid from some or all of the following sources:

•	net investment income (regular interest and dividends),

•	realized capital gains, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not

12	Nuveen Investments

realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated during the year based on the Fund’s performance and forecast for its current fiscal year (which is the calendar year for the Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund’s IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund’s common share distributions and total return performance for the fiscal year ended December 31, 2009. This information is intended to help you better understand whether the Fund’s returns for the specified time period were sufficient to meet the Fund’s distributions.

3	The Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. As reported on Form 2439, Common shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The total returns “Including retained gain tax credit/refund” include the economic benefit to Common shareholders on record date of these tax credits/refunds. The Fund had no retained capital gains for the tax years ended December 31, 2009 and December 31, 2008.

As of 12/31/09 (Common Shares)	JDD
Inception date	9/25/03
Calendar year ended December 31, 2009:
Per share distribution:
From net investment income	$0.47
From long-term capital gains	0.00
From short-term capital gains	0.00
Tax return of capital	0.41

Total per share distribution	$0.88

Distribution rate on NAV	7.91%

Average annual total returns:
Excluding retained gain tax credit/refund[3]:
1-Year on NAV	47.30%
5-Year on NAV	0.79%
Since inception on NAV	4.79%

Including retained gain tax credit/refund[3]:
1-Year on NAV	47.30%
5-Year on NAV	1.48%
Since inception on NAV	5.37%

Common Share Repurchases and Share Price Information

As of, and during the twelve-month reporting period, December 31, 2009, the Fund had cumulatively repurchased common shares as shown in the accompanying table.

Common Shares	% of Outstanding
Repurchased	Common Shares

209,901	1.0%

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During the twelve-month reporting period, the Fund repurchased common shares at a weighted average price and a weighted average discount per common share as shown in the accompanying table.

Weighted Average	Weighted Average
Price Per Share	Discount Per Share
Repurchased	Repurchased

$8.73	15.61%

As of December 31, 2009, the Fund’s common share price was trading at a -12.58% discount to its net asset value, compared with an average discount over the twelve-month period of -17.47%.

14	Nuveen Investments

JDD Performance OVERVIEW	Nuveen Diversified Dividend and Income Fund
as of December 31, 2009

Fund Snapshot
Common Share Price	$9.73

Common Share Net Asset Value	$11.13

Premium/(Discount) to NAV	-12.58%

Current Distribution Rate[1]	9.66%

Net Assets Applicable to Common Shares ($000)	$222,566

Industries
(as a % of total investments)[2]
Real Estate Investment Trust	23.9%

Emerging Markets Debt	20.1%

Media	5.8%

Pharmaceuticals	5.4%

Health Care Providers & Services	4.6%

Insurance	4.1%

Hotels, Restaurants & Leisure	3.8%

Diversified Telecommunication Services	3.2%

Oil, Gas & Consumable Fuels	2.9%

Aerospace & Defense	2.2%

Chemicals	1.7%

Short-Term Investments	2.6%

Other	19.7%

Real Estate Investment Trust
Top Five Sub-Industries
(as a % of total investments)[2]
Specialized	6.2%

Retail	5.3%

Residential	5.2%

Office	4.1%

Diversified	2.0%

Emerging Markets Debt
and Foreign Corporate Bonds
Top Five Countries
(as a % of total investments)[2]
Brazil	1.5%

Argentina	1.2%

Russian Federation	1.0%

Kazakhstan	1.0%

Colombia	0.9%

Average Annual Total Return
(Inception 9/25/03)
	On Share Price	On NAV
1-Year	72.17%	47.30%

5-Year	0.75%	0.79%

Since Inception	2.76%	4.79%

Average Annual Total Return[3]
(Including retained gain tax credit/refund)
	On Share Price	On NAV
1-Year	72.17%	47.30%

5-Year	1.51%	1.48%

Since Inception	3.38%	5.37%

Portfolio Allocation (as a % of total investments)2

2008-2009 Distributions Per Common Share

Common Share Price Performance—Weekly Closing Price

1	Current Distribution Rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the investments in Fund’s distributions, a return of capital for tax purposes.
2	Excluding investments in call options written and investments in derivatives.
3	As previously explained in the Common Share Distribution and Share Price Information section of this report, the Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. These standardized total returns include the economic benefit to Common shareholders of record of this tax credit/refund. The Fund had no retained capital gains for the tax years ended December 31, 2009 and December 31, 2008.

Nuveen Investments	15

Report of INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Nuveen Diversified Dividend and Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Diversified Dividend and Income Fund (the “Fund”) as of December 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian, selling or agent banks and brokers or by other appropriate auditing procedures where replies from selling or agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Diversified Dividend and Income Fund at December 31, 2009, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended in conformity with US generally accepted accounting principles.

Chicago, Illinois
February 24, 2010

16	Nuveen Investments

JDD	Nuveen Diversified Dividend and Income Fund Portfolio of INVESTMENTS
December 31, 2009

Shares	Description (1)	Value
	Common Stocks – 33.5% (25.9% of Total Investments)

	Aerospace & Defense – 2.9%

30,500	Lockheed Martin Corporation	$2,298,175
26,100	Northrop Grumman Corporation	1,457,685
52,200	Raytheon Company	2,689,344

	Total Aerospace & Defense	6,445,204

	Building Products – 0.6%

35,400	Masonite Worldwide Holdings	1,362,900

	Commercial Banks – 1.2%

76,000	Banco Santander Central S.A.	1,249,440
50,100	Wells Fargo & Company	1,352,199

	Total Commercial Banks	2,601,639

	Commercial Services & Supplies – 1.4%

135,100	Pitney Bowes Inc.	3,074,876

	Communications Equipment – 0.7%

209,000	Motorola, Inc., (14)	1,621,840

	Containers & Packaging – 0.3%

32,200	Packaging Corp. of America	740,922

	Diversified Financial Services – 1.4%

714,500	Citigroup Inc.	2,364,995
16,700	JPMorgan Chase & Co.	695,889

	Total Diversified Financial Services	3,060,884

	Diversified Telecommunication Services – 1.9%

49,000	AT&T Inc.	1,373,470
103,000	Frontier Communications Corporation	804,430
60,000	Verizon Communications Inc.	1,987,800

	Total Diversified Telecommunication Services	4,165,700

	Electric Utilities – 0.7%

32,200	EDP – Energias de Portugal, S.A., Sponsored ADR, (13)	1,435,853

	Food & Staples Retailing – 0.6%

68,000	Kroger Co.	1,396,040

	Household Products – 0.7%

25,000	Kimberly-Clark Corporation	1,592,750

	Industrial Conglomerates – 0.5%

80,000	General Electric Company	1,210,400

	Insurance – 5.1%

154,000	Genworth Financial Inc., Class A, (14)	1,747,900
92,700	Hartford Financial Services Group, Inc.	2,156,202
37,000	Loews Corporation	1,344,950
61,800	MetLife, Inc.	2,184,630
18,400	Reinsurance Group of America Inc.	876,760
60,500	Travelers Companies, Inc.	3,016,530

	Total Insurance	11,326,972

Nuveen Investments	17

JDD	Nuveen Diversified Dividend and Income Fund (continued) Portfolio of INVESTMENTS December 31, 2009

Shares	Description (1)	Value
	Machinery – 1.7%

32,700	Caterpillar Inc.	$1,863,573
53,000	Ingersoll Rand Company Limited, Class A	1,894,220

	Total Machinery	3,757,793

	Media – 0.3%

45,900	Comcast Corporation, Special Class A	734,859

	Metals & Mining – 1.3%
70,300	Barrick Gold Corporation	2,768,414

	Oil, Gas & Consumable Fuels – 3.7%

50,500	ConocoPhillips	2,579,035
41,300	Eni S.p.A., Sponsored ADR	2,090,193
14,000	Exxon Mobil Corporation	954,660
41,000	Total S.A., Sponsored ADR	2,625,640

	Total Oil, Gas & Consumable Fuels	8,249,528

	Pharmaceuticals – 4.8%

43,400	GlaxoSmithKline PLC, Sponsored ADR	1,833,650
85,000	Merck & Company Inc.	3,105,900
117,800	Pfizer Inc.	2,142,782
89,200	Sanofi-Aventis, ADR	3,502,884

	Total Pharmaceuticals	10,585,216

	Road & Rail – 0.6%
21,500	Union Pacific Corporation	1,373,850

	Software – 1.9%

127,700	CA Inc.	2,868,142
46,400	Microsoft Corporation	1,414,736

	Total Software	4,282,878

	Tobacco – 1.2%

55,300	Philip Morris International	2,664,907

	Total Common Stocks (cost $68,772,474)	74,453,425

Shares	Description (1)	Value
	Real Estate Investment Trust Common Stocks – 30.9% (23.9% of Total Investments)

	Diversified – 2.6%

92,000	Liberty Property Trust	$2,944,920
41,391	Vornado Realty Trust	2,894,887

	Total Diversified	5,839,807

	Industrial – 1.3%

115,450	AMB Property Corp.	2,949,747

	Office – 5.3%

42,250	Boston Properties, Inc.	2,833,707
79,900	Corporate Office Properties	2,926,737
213,700	Douglas Emmett Inc.	3,045,225
84,750	Mack-Cali Realty Corporation	2,929,808

	Total Office	11,735,477

	Residential – 6.7%

192,626	Apartment Investment & Management Company, Class A	3,066,606
37,525	AvalonBay Communities, Inc.	3,081,178
90,550	Equity Residential	3,058,779
34,700	Essex Property Trust Inc.	2,902,655
148,500	Post Properties, Inc.	2,910,600

	Total Residential	15,019,818

	Retail – 6.9%

44,300	Federal Realty Investment Trust	2,999,996
94,240	Macerich Company	3,387,928
88,850	Saul Centers Inc.	2,910,726

18	Nuveen Investments

Shares	Description (1)				Value
	Retail (continued)

38,035	Simon Property Group, Inc.				$3,035,193
82,450	Taubman Centers Inc.				2,960,779

	Total Retail				15,294,622

	Specialized – 8.1%

252,600	Extra Space Storage Inc.				2,917,530
92,300	Health Care Property Investors Inc.				2,818,842
274,892	Host Hotels & Resorts Inc.				3,207,990
37,124	Public Storage, Inc.				3,023,750
137,250	Senior Housing Properties Trust				3,001,657
67,550	Ventas Inc.				2,954,637

	Total Specialized				17,924,406

	Total Real Estate Investment Trust Common Stocks (cost $55,658,085)				68,763,877

Shares	Description (1)	Coupon		Ratings (2)	Value
	Capital Preferred Securities – 0.7% (0.5% of Total Investments)

	Food Products – 0.7%

15	HJ Heinz Finance Company, 144A	8.000%		BB+	$1,560,000

	Total Capital Preferred Securities (cost $1,310,000)				1,560,000

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (3)	Ratings (2)	Value
	Variable Rate Senior Loan Interests – 34.9% (27.0% of Total Investments) (4)

	Chemicals – 2.2%

$400	Celanese US Holdings LLC, Credit Linked Deposit	0.235%	4/02/14	BB+	$381,500
909	Celanese US Holdings LLC, Term Loan	2.037%	4/02/14	BB+	864,522
1,935	Hexion Specialty Chemicals, Inc., Term Loan C4	2.563%	5/05/13	B1	1,647,169
1,881	Rockwood Specialties Group, Inc., Term Loan H	6.000%	7/30/12	Ba2	1,904,057

5,125	Total Chemicals				4,797,248

	Commercial Services & Supplies – 0.4%

1,000	Universal City Development Partners, Ltd., Term Loan	6.500%	11/06/14	Ba2	1,005,250

	Diversified Telecommunication Services – 2.3%

332	Intelsat, Tranche B2, Term Loan A	2.735%	1/03/14	BB–	313,397
332	Intelsat, Tranche B2, Term Loan B	2.735%	1/03/14	BB–	313,301
332	Intelsat, Tranche B2, Term Loan C	2.735%	1/03/14	BB–	313,301
1,916	Intelsat, Tranche B2, Term Loan	2.735%	7/01/13	BB–	1,830,340
1,935	MetroPCS Wireless, Inc., Term Loan	2.540%	11/03/13	Ba2	1,852,159
450	Verifone, Inc., Term Loan B	2.990%	10/31/13	Ba2	427,500

5,297	Total Diversified Telecommunication Services				5,049,998

	Electric Utilities – 1.5%

777	Dynegy Holdings, Inc., Delayed Term Loan	3.990%	4/02/13	Ba2	746,381
217	Dynegy Holdings, Inc., Term Loan	3.990%	4/02/13	Ba2	208,195
1,955	TXU Corporation, Term Loan B2	3.735%	10/10/14	B+	1,596,991
980	TXU Corporation, Term Loan B3	3.735%	10/10/14	B+	793,269

3,929	Total Electric Utilities				3,344,836

	Electronic Equipment & Instruments – 0.4%

965	Sensata Technologies B.V., Term Loan	2.031%	4/27/13	B	861,262

	Health Care Equipment & Supplies – 1.3%

1,965	Biomet, Inc., Term Loan	3.250%	3/25/15	BB–	1,883,216
992	Renal Advantage, Inc., Term Loan	2.751%	10/06/12	N/R	939,853

2,957	Total Health Care Equipment & Supplies				2,823,069

	Health Care Providers & Services – 6.0%

97	Community Health Systems, Inc., Delayed Term Loan	2.511%	7/25/14	BB	91,766
1,899	Community Health Systems, Inc., Term Loan	2.506%	7/25/14	BB	1,795,395
1,199	Fresenius SE, Term Loan B1	6.750%	7/06/14	BBB–	1,208,691
646	Fresenius SE, Term Loan B2	6.750%	7/06/14	BBB–	651,135

Nuveen Investments	19

JDD	Nuveen Diversified Dividend and Income Fund (continued) Portfolio of INVESTMENTS December 31, 2009

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (3)	Ratings (2)	Value
	Health Care Providers & Services (continued)

$2,765	HCA, Inc., Term Loan	2.501%	11/18/13	BB	$2,646,330
1,825	Health Management Associates, Inc., Term Loan	2.001%	2/28/14	BB–	1,705,619
1,920	Quintiles Transnational Corporation, Term Loan B	2.251%	3/29/13	BB	1,830,878
2,000	Rehabcare Group, Inc., Term Loan B	6.000%	11/24/16	BB	1,983,958
231	United Surgical Partners International, Inc., Delayed Term Loan	2.240%	4/19/14	Ba3	214,665
1,223	United Surgical Partners International, Inc., Term Loan	2.264%	4/19/14	Ba3	1,136,296

13,805	Total Health Care Providers & Services				13,264,733

	Hotels, Restaurants & Leisure – 4.9%

1,925	24 Hour Fitness Worldwide, Inc., Term Loan B	2.776%	6/08/12	Ba3	1,802,281
705	CBRL Group, Inc., Term Loan B1	1.788%	4/27/13	BB–	669,864
27	CBRL Group, Inc., Term Loan B2	1.785%	4/26/13	BB–	26,043
2,438	Cedar Fair LP, Extended US Term Loan	4.231%	8/30/14	BB–	2,413,213
1,000	Reynolds Group Holdings, Inc., US Term Loan	6.250%	2/08/10	BB–	1,007,500
2,000	SW Acquisitions Co., Inc., Term Loan	5.750%	6/01/16	BB+	2,014,000
89	Travelport LLC, Letter of Credit	2.751%	8/23/13	Ba3	85,263
445	Travelport LLC, Term Loan	2.770%	8/23/13	Ba3	424,932
591	Venetian Casino Resort LLC, Delayed Term Loan	2.010%	5/23/14	B–	519,235
2,340	Venetian Casino Resort LLC, Term Loan	2.010%	5/23/14	B–	2,055,856

11,560	Total Hotels, Restaurants & Leisure				11,018,187

	Independent Power Producers & Energy Traders – 1.4%

750	KGEN LLC, Synthetic Letter of Credit	2.063%	2/05/14	BB	712,500
1,213	KGEN LLC, Term Loan B	2.000%	2/05/14	BB	1,151,875
469	NRG Energy, Inc., Credit Linked Deposit	2.001%	2/01/13	Baa3	446,936
796	NRG Energy, Inc., Term Loan	1.996%	2/01/13	Baa3	759,735

3,228	Total Independent Power Producers & Energy Traders				3,071,046

	Insurance – 0.2%

498	Conseco, Inc., Term Loan	7.500%	10/10/13	B–	472,653

	IT Services – 1.6%

1,955	First Data Corporation, Term Loan B1	2.983%	9/24/14	B+	1,739,950
1,996	SunGard Data Systems, Inc., Term Loan B	1.985%	2/28/14	BB	1,892,747

3,951	Total IT Services				3,632,697

	Machinery – 0.4%

818	Manitowoc Company, Term Loan	7.500%	11/06/14	BB	795,451

	Media – 7.2%

2,156	Charter Communications Operating Holdings LLC, Term Loan, (5)	2.260%	3/06/14	BB+	2,025,741
455	Discovery Communications Holdings LLC, Term Loan	2.251%	5/14/14	Baa3	445,166
1,837	Emmis Operating Company, Term Loan	4.251%	11/01/13	Caa2	1,494,008
1,903	Idearc, Inc., Term Loan, (12)	0.000%	11/17/14	D	996,153
2,494	Mediacom Broadband LLC, Tranche D, Term Loan	5.500%	3/31/17	BB–	2,504,348
960	Metro-Goldwyn-Mayer Studios, Inc., Term Loan B, (6)	20.500%	4/08/12	N/R	621,012
590	Nielsen Finance LLC, Term Loan A	2.235%	8/09/13	Ba3	553,467
1,253	Nielsen Finance LLC, Term Loan B	3.985%	5/02/16	Ba3	1,185,153
1,975	Tribune Company, Term Loan B, (5), (6)	5.250%	6/04/14	Ca	1,148,792
341	Tribune Company, Term Loan X, (5), (6)	5.000%	N/A	Ca	194,987
2,000	Univision Communications, Inc., Term Loan	2.501%	9/29/14	B2	1,745,000
2,000	UPC Broadband Holding BV, Term Loan N	1.985%	12/31/14	Ba3	1,878,750
1,690	Yell Group PLC, Term Loan	3.981%	7/31/14	A1	1,262,891

19,654	Total Media				16,055,468

	Metals & Mining – 0.7%

663	Amsted Industries, Inc., Delayed Term Loan	2.263%	4/05/13	BB	620,166
914	Amsted Industries, Inc., Term Loan	2.280%	4/05/13	BB	854,282

1,577	Total Metals & Mining				1,474,448

	Pharmaceuticals – 2.2%

2,096	Mylan Laboratories, Inc., Term Loan	3.551%	10/02/14	BB+	2,053,164
1,572	Warner Chilcott Corporation, Add on Term Loan, WI/DD	TBD	TBD	BB+	1,574,982
508	Warner Chilcott Corporation, Term Loan A	5.500%	10/30/14	BB+	510,179
254	Warner Chilcott Corporation, Term Loan B1	5.750%	4/30/15	BB+	255,090
559	Warner Chilcott Corporation, Term Loan B2	5.750%	4/30/15	BB+	561,196

4,989	Total Pharmaceuticals				4,954,611

20	Nuveen Investments

			Weighted
Principal			Average
Amount (000)		Description (1)	Coupon	Maturity (3)	Ratings (2)	Value
		Real Estate Management & Development – 0.4%

$1,184		LNR Property Corporation, Term Loan B	3.480%	7/12/11	CCC	$846,300

		Road & Rail – 1.4%

266		Hertz Corporation, Letter of Credit, DD1	1.750%	12/21/12	Ba1	253,128
1,447		Hertz Corporation, Term Loan, DD1	2.021%	12/21/12	Ba1	1,375,570
1,757		Swift Transportation Company, Inc., Term Loan	8.250%	5/10/14	B–	1,601,469

3,470		Total Road & Rail				3,230,167

		Trading Companies & Distributors – 0.4%

192		Brenntag Holdings GmbH & Co. KG, Acquisition Facility	2.037%	1/20/14	BB–	185,183
786		Brenntag Holdings GmbH & Co. KG, Facility B2	1.982%	1/20/14	BB–	758,439

978		Total Trading Companies & Distributors				943,622

$84,985		Total Variable Rate Senior Loan Interests (cost $84,038,618)				77,641,046

Principal
Amount (000) (7)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Emerging Markets Debt and Foreign Corporate Bonds – 26.0% (20.1% of Total Investments)

		Argentina – 1.5%

$210		Arcos Dorados S.A, 144A	7.500%	10/01/19	BBB–	$209,212
946		Republic of Argentina	8.280%	12/31/33	B–	711,976
514	EUR	Republic of Argentina	7.820%	12/31/33	B–	456,519
1,110		Republic of Argentina	2.500%	12/31/38	B–	391,275
4,115	EUR	Republic of Argentina	2.260%	12/31/38	B–	1,725,474

		Total Argentina				3,494,456

		Brazil – 2.0%

280		Banco do Brasil, 144A	8.500%	10/20/49	Baa2	299,600
270		Centrais Eletricas Brasileiras S.A., 144A	6.875%	7/30/19	BBB–	293,962
225		Cia Brasileira de Bebidas	8.750%	9/15/13	BBB+	262,125
695	BRL	Companhia Energetica de Sao Paulo, 144A	9.750%	1/15/15	Ba2	489,989
205		Federative Republic of Brazil	10.500%	7/14/14	BBB–	262,400
230		Federative Republic of Brazil	7.875%	3/07/15	BBB–	270,020
235		Federative Republic of Brazil	6.000%	1/17/17	BBB–	254,975
105		Federative Republic of Brazil	5.875%	1/15/19	BBB–	112,350
220		Federative Republic of Brazil	8.875%	4/15/24	BBB–	287,100
20		Federative Republic of Brazil	8.750%	2/04/25	BBB–	26,000
435		Federative Republic of Brazil	5.625%	1/07/41	BBB–	412,163
265		Globo Comunicacao Participacoes, S.A., 144A	7.250%	4/26/22	BBB–	278,250
70	BRL	National Treasury Note of Brazil	10.000%	1/01/12	BBB+	409,013
1,100	BRL	RBS Zero Hora Editora Jornalistica S.A, 144A	11.250%	6/15/17	BB	541,786
150		Telemar Norte Leste S.A., 144A	9.500%	4/23/19	Baa2	180,000

		Total Brazil				4,379,733

		Canada – 0.1%

225		Pacific Rubiales Energy Corporation, 144A	8.750%	11/10/16	B+	237,375

		Caymen Islands – 0.3%

285		Fibria Overseas Finance, 144A	9.250%	10/30/19	Ba1	321,337
300		Hutchison Whampoa Limited, 144A	5.750%	9/11/19	A–	305,252

		Total Caymen Islands				626,589

		Chile – 0.2%

450		Corporacion Nacional del Cobre de Chile, Reg S	5.625%	9/21/35	A1	432,458
55		Empresa Nacional del Petroleo, 144A	4.875%	3/15/14	A3	56,895

		Total Chile				489,353

		Colombia – 1.2%

743,000	COP	Bogota Distrito Capital, Reg S	9.750%	7/26/28	BBB–	403,263
110		Republic of Colombia	8.250%	12/22/14	BBB–	129,800
420		Republic of Colombia	11.750%	2/25/20	BBB–	607,950
1,606,000	COP	Republic of Colombia	9.850%	6/28/27	BB+	913,565
130		Republic of Colombia	7.375%	9/18/37	BBB–	142,350
555		Republic of Colombia	6.125%	1/18/41	BBB–	517,537

		Total Colombia				2,714,465

Nuveen Investments	21

JDD	Nuveen Diversified Dividend and Income Fund (continued) Portfolio of INVESTMENTS December 31, 2009

Principal
Amount (000) (7)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Costa Rica – 0.1%

$130		Republic of Costa Rica, Reg S	9.995%	8/01/20	BB+	$166,400

		Croatia – 0.4%

185	EUR	Republic of Croatia	6.500%	1/05/15	BBB	279,130

550		Republic of Croatia, 144A	6.750%	11/05/19	BBB	593,465

		Total Croatia				872,595

		Dominican Republic – 0.9%

1,831		Dominican Republic, Reg S	9.040%	1/23/18	B	1,993,214

		Ecuador – 0.2%

420		Republic of Ecuador	9.375%	12/15/15	CCC+	396,900

		El Salvador – 1.0%

866		Republic of El Salvador, Reg S	7.750%	1/24/23	Baa3	926,620
510		Republic of El Salvador, Reg S	7.625%	9/21/34	Baa3	535,500
810		Republic of El Salvador, Reg S	8.250%	4/10/32	Baa3	846,450

		Total El Salvador				2,308,570

		Gabon – 0.9%

1,885		Republic of Gabon, Reg S	8.200%	12/12/17	BB–	1,988,675

		Ghana – 1.1%

2,400		Republic of Ghana, Reg S	8.500%	10/04/17	B+	2,478,000

		Hungary – 0.1%

31,000	HUF	Republic of Hungary, Treasury Bill	6.000%	11/24/23	BBB–	138,702

		India – 0.1%

255		Cemex Finance LLC, 144A	9.500%	12/14/16	B	268,388

		Indonesia – 0.8%

365		PT Adaro Indonesia, 144A	7.875%	10/22/19	BB+	362,719
155		Republic of Indonesia, 144A	7.750%	1/17/38	Ba2	175,925
470		Republic of Indonesia, Reg S	10.375%	5/04/14	BB–	583,497
425		Republic of Indonesia, Reg S	7.250%	4/20/15	BB–	480,524
110		Republic of Indonesia, Reg S	7.750%	1/17/38	BB–	124,850

		Total Indonesia				1,727,515

		Ireland – 0.1%

180		Transcapitalinvest LP, Reg S	8.700%	8/07/18	Baa1	211,275

		Israel – 0.2%

310		Israel Electric Corporation Limited, 144A	9.375%	1/28/20	BBB	381,056

		Kazakhstan – 1.3%

530		KazMuniaGaz Finance Subsidiary, 144A	11.750%	1/23/15	Baa2	641,300
465		KazMuniaGaz Finance Subsidiary, 144A	9.125%	7/02/18	Baa2	518,475
1,295		KazMuniaGaz Finance Subsidiary, Reg S	9.125%	7/02/18	Baa2	1,450,400
214		Tengizchevroil LLP, 144A	6.124%	11/15/14	BBB–	215,435

		Total Kazakhstan				2,825,610

		Malaysia – 0.4%

450		Penerbangan Malaysia Berhad, Reg S	5.625%	3/15/16	A–	473,896
275		Pertoliam Nasional Berhad, Reg S	7.625%	10/15/26	A–	334,281

		Total Malaysia				808,177

		Mexico – 1.1%

80		Banco Mercantil del Norte, Reg S	6.135%	10/13/16	Baa1	77,955
221		Conproca SA, Reg S, (8)	12.000%	6/16/10	BBB	229,331
240		Corporacion GEO S.A.B. de C.V., 144A	8.875%	9/25/14	BB–	249,000
195		Grupo Televisa SA, 144A	6.625%	1/15/40	BBB+	193,815
2,785	MXN	Mexico Bonos de DeSarrollo	7.250%	12/15/16	A	209,807
2,825	MXN	Mexico Bonos de DeSarrollo	7.750%	12/14/17	A	215,082
565		Petronas Capital Limited, 144A	5.250%	8/12/19	A1	567,380
4,500	MXN	United Mexican States	8.000%	12/19/13	A	354,544
84		United Mexican States	5.625%	1/15/17	Baa1	87,990

22	Nuveen Investments

Principal
Amount (000) (7)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Mexico (continued)

$150,000	ITL	United Mexican States, (9)	11.000%	5/08/17	Baa1	$143,816
212		United Mexican States	6.050%	1/11/40	Baa1	204,856

		Total Mexico				2,533,576

		Netherlands – 1.1%

340		Halyk Savings Bank of Kazakhstan, Reg S	7.250%	5/03/17	Ba2	314,500
454		Intergas Finance B.V, Reg S	6.375%	5/14/17	Baa2	429,030
375		Kazakhstan Temir Zholy JSC, Reg S	7.000%	5/11/16	Baa3	352,500
105		Majapahit Holdings BV, 144A	8.000%	8/07/19	Ba2	111,300
470		Majapahit Holdings BV, 144A	7.750%	1/20/20	Ba2	494,675
515		Majapahit Holdings BV, Reg S	8.000%	8/07/19	Ba2	545,900
240		Voto Votorantim Overseas Trading Operations, 144A	6.625%	9/25/19	BBB	241,800

		Total Netherlands				2,489,705

		Pakistan – 0.7%

585		Islamic Republic of Pakistan, Reg S	7.125%	3/31/16	B–	507,755
580		Islamic Republic of Pakistan, Reg S	6.875%	6/01/17	B–	472,700
800		Islamic Republic of Pakistan, Reg S	7.875%	3/31/36	B–	591,565

		Total Pakistan				1,572,020

		Panama – 0.4%

510		Republic of Panama	7.250%	3/15/15	BB+	582,675
270		Republic of Panama	5.200%	1/30/20	BB+	272,025
55		Republic of Panama	6.700%	1/26/36	BB+	58,300

		Total Panama				913,000

		Peru – 0.6%

280		Banco Credito del Peru, 144A	9.750%	11/06/69	BB	298,200
285		Republic of Peru	9.875%	2/06/15	BBB–	361,950
430		Republic of Peru	8.750%	11/21/33	BBB–	561,150
100		Republic of Peru	6.550%	3/14/37	BBB–	104,500

		Total Peru				1,325,800

		Philippines – 0.8%

235		National Power Corporation	9.625%	5/15/28	BB–	286,700
120		Republic of the Philippines	8.250%	1/15/14	BB–	139,800
190		Republic of the Philippines	8.000%	1/15/16	BB–	221,350
1,015		The Power Sector Assets and Liabilities Management Corporation of the Philippines, 144A	7.390%	12/02/24	BB–	1,050,525
100		The Power Sector Assets and Liabilities Management Corporation of the Philippines, Reg S	7.250%	5/27/19	BB–	107,320

		Total Philippines				1,805,695

		Poland – 0.1%

175		Republic of Poland	5.250%	1/15/14	A2	187,702

		Qatar – 0.4%

300		Commercial Bank of Qatar, 144A	7.500%	11/18/19	A2	294,750
310		State of Qatar, 144A	4.000%	1/20/15	Aa2	312,325
230		State of Qatar, 144A	6.400%	1/20/40	Aa2	232,300

		Total Qatar				839,375

		Russian Federation – 1.3%

310		Alrosa Finance S.A., Reg S	8.875%	11/17/14	Ba3	320,850
640		Gaz Capital S.A., Reg S	8.125%	7/31/14	Baa1	693,051
185		Gaz Capital S.A., Reg S	9.250%	4/23/19	Baa1	207,200
635		Gaz Capital S.A., 144A	9.250%	4/23/19	Baa1	711,200
165		Gaz Capital S.A., Reg S	8.625%	4/28/34	Baa1	181,912
125		Russian Agricultural Bank, 144A	9.000%	6/11/14	Baa1	142,500
103		Russian Federation, Reg S	7.500%	3/31/30	BBB	117,747
105		Russian Ministry of Finance, Reg S	12.750%	6/24/28	BBB	180,469
355		VTB Capital S.A., Reg S	6.250%	6/30/35	Baa1	337,250

		Total Russian Federation				2,892,179

Nuveen Investments	23

JDD	Nuveen Diversified Dividend and Income Fund (continued) Portfolio of INVESTMENTS December 31, 2009

Principal
Amount (000) (7)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Serbia – 1.0%

$1,375		Republic of Serbia, 144A	6.750%	11/01/24	BB–	$1,357,812
935		Republic of Serbia, Reg S	6.750%	11/01/24	BB–	927,988

		Total Serbia				2,285,800

		South Africa – 1.0%

1,275		Republic of South Africa	7.375%	4/25/12	A3	1,405,687
360		Republic of South Africa	6.500%	6/02/14	A3	396,000
390		Republic of South Africa	6.875%	5/27/19	A3	439,725

		Total South Africa				2,241,412

		South Korea – 0.2%

240		Korea Development Bank	8.000%	1/23/14	A	276,816
135		Republic of Korea	5.750%	4/16/14	A	147,845

		Total South Korea				424,661

		Sri Lanka – 0.1%

125		Democratic Socialist Republic of Sri Lanka, 144A	7.400%	1/22/15	B	130,312

		Trinidad – 0.1%

185		Petroleum Company of Trinidad & Tobago Limited, 144A	9.750%	8/14/19	BBB	207,894

		Tunisia – 0.4%

715		Banque de Tunisie	7.375%	4/25/12	BBB	777,562
110	EUR	Banque de Tunisie, Reg S	4.500%	6/22/20	BBB	149,412

		Total Tunisia				926,974

		Turkey – 0.6%

135		Republic of Turkey, Government Bond	7.250%	3/15/15	BB–	151,875
565		Republic of Turkey, Government Bond	7.250%	3/05/38	BB–	603,137
737	TRY	Republic of Turkey	12.000%	8/14/13	BB	614,399

		Total Turkey				1,369,411

		Ukraine – 0.7%

660		Republic of Ukraine, Reg S	6.875%	3/04/11	B2	607,200
325		Republic of Ukraine, Reg S	6.385%	6/26/12	B2	279,500
595	EUR	Republic of Ukraine, Reg S	4.950%	10/13/15	B2	614,133

		Total Ukraine				1,500,833

		United Arab Emirates – 0.3%

750		Emirate of Abu Dhabi	5.500%	4/08/14	AA	790,181

		Uruguay – 1.2%

8,675	UYU	Republic of Uruguay	5.000%	9/14/18	BB–	424,428
795		Republic of Uruguay	8.000%	11/18/22	BB	914,250
30		Republic of Uruguay	7.875%	1/15/33	BB	33,300
1,137		Republic of Uruguay	7.625%	3/21/36	BB	1,236,110

		Total Uruguay				2,608,088

		Venezuela – 1.0%

295		Petroleos de Venezuela S.A., Reg S	5.250%	4/12/17	B+	162,988
755		Republic of Venezuela, Reg S	9.000%	5/07/23	BB–	511,513
75		Republic of Venezuela, Reg S	8.250%	10/13/24	BB–	46,688
220		Republic of Venezuela, Reg S	9.250%	5/07/28	BB–	149,050
190		Republic of Venezuela, Reg S	6.000%	12/09/20	BB–	105,450
765		Republic of Venezuela	7.650%	4/21/25	BB–	453,263
65		Republic of Venezuela	9.250%	9/15/27	BB–	47,775
875		Republic of Venezuela	9.375%	1/13/34	BB–	592,813
440		Republic of Venezuela	7.000%	3/31/38	BB–	244,200

		Total Venezuela				2,313,740

		Total Emerging Markets Debt and Foreign Corporate Bonds (cost $51,988,896)				57,865,406

24	Nuveen Investments

Principal
Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 3.3% (2.6% of Total Investments)

$7,434	Repurchase Agreement with Fixed Income Clearing Corporation, dated	0.000%	1/04/10		$7,433,525
	12/31/09, repurchase price $7,433,525, collateralized by $7,760,000
	U.S. Treasury Notes, 2.625%, due 4/30/16, value $7,585,400

	Total Short-Term Investments (cost $7,433,525)				7,433,525

	Total Investments (cost $269,201,598) – 129.3%				287,717,279

Number of		Notional	Expiration	Strike
Contracts	Type	Amount (10)	Date	Price	Value
	Call Options Written – (0.1)%

(1,540)	Genworth Financial Inc.	$(1,848,000)	3/20/10	$12.0	$(138,600)

	Total Call Options Written (premiums received $259,037)				(138,600)

	Borrowings – (29.2)% (11)				(65,000,000)

	Other Assets Less Liabilities – 0.0%				(13,179)

	Net Assets Applicable to Common Shares – 100%				$222,565,500

Investments in Derivatives

Forward Foreign Currency Exchange Contracts outstanding at December 31, 2009:
					Unrealized
					Appreciation
	Amount	In Exchange For	Amount	Settlement	(Depreciation)
Currency Contracts to Deliver	(Local Currency)	Currency	(Local Currency)	Date	(U.S. Dollars)
Brazilian Real	1,480,000	U.S. Dollar	833,333	3/17/10	$(4,587)
Colombian Peso	2,747,523,000	U.S. Dollar	1,399,655	1/25/10	57,764
Euro	2,177,000	U.S. Dollar	3,202,585	3/17/10	82,095
Euro	126,000	U.S. Dollar	184,187	3/17/10	3,580
Euro	40,000	U.S. Dollar	57,239	3/17/10	(97)
Mexican Peso	2,347,000	U.S. Dollar	178,778	3/17/10	876
Turkish Lira	890,000	U.S. Dollar	585,719	3/17/10	(3,467)
U.S. Dollar	63,187	Brazilian Real	115,000	3/17/10	1,922
U.S. Dollar	29,707	Euro	20,000	3/17/10	(1,039)
U.S. Dollar	7,353	Euro	5,000	3/17/10	(186)
U.S. Dollar	2,963	Euro	2,000	3/17/10	(96)
U.S. Dollar	25,237	Ghana Cedi	40,000	1/25/10	2,479
U.S. Dollar	18,530	Ghana Cedi	31,000	1/25/10	2,950
U.S. Dollar	19,713	Ghana Cedi	33,000	1/25/10	3,153
U.S. Dollar	24,478	Ghana Cedi	41,000	1/25/10	3,931
U.S. Dollar	37,193	Ghana Cedi	62,000	1/25/10	5,767
U.S. Dollar	607,957	Indian Rupee	28,270,000	1/25/10	(1,361)
U.S. Dollar	596,270	Israeli Shekel	2,270,000	3/17/10	2,937
U.S. Dollar	291,815	Polish Zloty	835,000	3/17/10	(1,588)
U.S. Dollar	105,034	Ukraine Hryvna	1,050,341	7/22/10	11,993
U.S. Dollar	105,100	Ukraine Hryvna	1,051,000	7/22/10	12,001
U.S. Dollar	248,705	Yuan Renminbi	1,680,000	2/22/10	(2,496)
U.S. Dollar	994,877	Yuan Renminbi	6,681,000	9/28/10	(11,123)
U.S. Dollar	255,804	Yuan Renminbi	1,719,000	9/28/10	(2,686)
Ukraine Hryvna	1,261,000	U.S. Dollar	120,095	7/22/10	(20,404)
Ukraine Hryvna	840,341	U.S. Dollar	87,536	7/22/10	(6,094)
Yuan Renminbi	1,680,000	U.S. Dollar	239,658	2/22/10	(6,551)

					$129,673

Nuveen Investments	25

JDD	Nuveen Diversified Dividend and Income Fund (continued) Portfolio of INVESTMENTS December 31, 2009

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.
(3)	Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.
(4)	Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks.
Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.
(5)	At or subsequent to December 31, 2009, this issue was under the protection of the Federal Bankruptcy Court.
(6)	Non-income producing; denotes that the issuer has defaulted on the payment of principal or interest.
(7)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.
(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 2–Fair Value Measurements for more information.
(9)	Market of issuance for this investment is Euro. Euro par equals 77,469.
(10)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.
(11)	Borrowings as a percentage of Total Investments is 22.6%.
(12)	As of December 31, 2009, this issue is under protection of the Federal Bankruptcy Court. Subsequent to the reporting period, the Fund’s Adviser concluded this issue was no longer likely to meet its future interest payment obligations and directed the Fund’s custodian to cease accruing additional income and “write-off” any remaining recorded balances on the Fund’s records. Also subsequent to the reporting period, the issue underwent reorganization and was renamed SuperMedia.
(13)	For fair value measurement disclosure purposes, Common Stock categorized as a Level 2. See Notes to Financial Statements, Footnote 2–Fair Value Measurements for more information.
(14)	Non-income producing; issuer has not declared a dividend within the past twelve months.
N/A	Not applicable.
N/R	Not rated.
DD1	Investment or portion of investment purchased on a delayed delivery basis.
WI/DD	Purchased on a when-issued or delayed delivery basis.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
ADR	American Depositary Receipt.
Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.
TBD	Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the Borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.
BRL	Brazilian Real
COP	Colombian Peso
EUR	Euro
HUF	Hungarian Forint
ITL	Italian Lira
MXN	Mexican Peso
TRY	Turkish New Lira
UYU	Uruguayan Peso
See accompanying notes to financial statements.

26	Nuveen Investments

Statement of ASSETS & LIABILITIES
December 31, 2009

Assets
Investments, at value (cost $269,201,598)	$287,717,279
Cash denominated in foreign currencies (cost $62)	52
Unrealized appreciation on forward foreign currency exchange contracts	191,448
Receivables:
Dividends	477,388
Interest	1,544,998
Investments sold	682,991
Reclaims	41,621
Other assets	54,226

Total assets	290,710,003

Liabilities
Borrowings	65,000,000
Call options written, at value (premiums received $259,037)	138,600
Unrealized depreciation on forward foreign currency exchange contracts	61,775
Payable for investments purchased	2,517,533
Accrued expenses:
Interest on borrowings	65,971
Management fees	177,754
Other	182,870

Total liabilities	68,144,503

Net assets applicable to Common shares	$222,565,500

Common shares outstanding	19,992,918

Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$11.13

Net assets applicable to Common shares consist of:

Common shares, $.01 par value per share	$199,929
Paid-in surplus	285,262,534
Undistributed (Over-distribution of) net investment income	(1,167,910)
Accumulated net realized gain (loss) from investments, foreign currency, call options written and derivative transactions	(80,491,048)
Net unrealized appreciation (depreciation) of investments, foreign currency, call options written and derivative transactions	18,761,995

Net assets applicable to Common shares	$222,565,500

Authorized shares:
Common	Unlimited
FundPreferred	Unlimited

See accompanying notes to financial statements.

Nuveen Investments	27

Statement of OPERATIONS
Year Ended December 31, 2009

Investment Income
Dividends (net of foreign tax withheld of $58,769)	$4,465,694
Interest (net of foreign tax withheld of $7,559)	7,799,226

Total investment income	12,264,920

Expenses
Management fees	2,244,284
FundPreferred shares – auction fees	54,454
FundPreferred shares – dividend disbursing agent fees	12,353
Shareholders’ servicing agent fees and expenses	1,464
Interest expense on borrowings and amortization of borrowing costs	671,011
Fees on borrowings	69,021
Custodian’s fees and expenses	132,472
Trustees’ fees and expenses	9,273
Professional fees	95,656
Shareholders’ reports – printing and mailing expenses	102,832
Stock exchange listing fees	9,219
Investor relations expense	57,116
Other expenses	39,046

Total expenses before custodian fee credit and expense reimbursement	3,498,201
Custodian fee credit	(25)
Expense reimbursement	(544,411)

Net expenses	2,953,765

Net investment income	9,311,155

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(29,549,660)
Forward foreign currency exchange contracts	(897,928)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	95,462,545
Call options written	120,437
Forward foreign currency exchange contracts	32,106

Net realized and unrealized gain (loss)	65,167,500

Distributions to FundPreferred Shareholders
From net investment income	(85,612)

Decrease in net assets applicable to Common shares from distributions to FundPreferred shareholders	(85,612)

Net increase (decrease) in net assets applicable to Common shares from operations	$74,393,043

See accompanying notes to financial statements.

28	Nuveen Investments

Statement of CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	12/31/09	12/31/08
Operations
Net investment income	$9,311,155	$17,981,144
Net realized gain (loss) from:
Investments and foreign currency	(29,549,660)	(50,106,964)
Forward foreign currency exchange contracts	(897,928)	1,992,783
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	95,462,545	(97,207,823)
Call options written	120,437	—
Forward foreign currency exchange contracts	32,106	62,940
Distributions to FundPreferred shareholders:
From net investment income	(85,612)	(3,649,121)

Net increase (decrease) in net assets applicable to Common shares from operations	74,393,043	(130,927,041)

Distributions to Common Shareholders
From net investment income	(9,467,887)	(15,820,250)
From accumulated net realized gains	—	(1,243,596)
Tax return of capital	(8,145,997)	(9,482,658)

Decrease in net assets applicable to Common shares from distributions to Common shareholders	(17,613,884)	(26,546,504)

Capital Share Transactions
Cost of Common shares repurchased	(1,837,111)	—

Net increase (decrease) in net assets applicable to Common shares from capital share transactions	(1,837,111)	—

Net increase (decrease) in net assets applicable to Common shares	54,942,048	(157,473,545)
Net assets applicable to Common shares at the beginning of year	167,623,452	325,096,997

Net assets applicable to Common shares at the end of year	$222,565,500	$167,623,452

Undistributed (Over-distribution of) net investment income at the end of year	$(1,167,910)	$(782,787)

See accompanying notes to financial statements.

Nuveen Investments	29

Statement of CASH FLOWS
Year Ended December 31, 2009

Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$74,393,043
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(185,137,698)
Proceeds from sales and maturities of investments	189,149,033
Proceeds from (Purchase of) short-term investments, net	10,646,451
Proceeds from (Payments for) cash denominated in foreign currencies, net	72,737
Proceeds from (Payments for) closed foreign currency spot contracts	(6,068)
Premiums received on call options written	259,037
Amortization (Accretion) of premiums and discounts, net	(242,850)
(Increase) Decrease in receivable for dividends	655,167
(Increase) Decrease in receivable for interest	380,820
(Increase) Decrease in receivable for investments sold	(363,530)
(Increase) Decrease in receivable for reclaims	(12,043)
(Increase) Decrease in other assets	(11,605)
Increase (Decrease) in payable for investments purchased	1,507,032
Increase (Decrease) in payable for FundPreferred share dividends	(584)
Increase (Decrease) in accrued interest on borrowings	65,971
Increase (Decrease) in accrued management fees	29,105
Increase (Decrease) in accrued other liabilities	49,929
Net realized (gain) loss from investments and foreign currency	29,549,660
Net realized (gain) loss from paydowns	104,115
Change in net unrealized (appreciation) depreciation of investments and foreign currency	(95,462,545)
Change in net unrealized (appreciation) depreciation of call options written	(120,437)
Change in net unrealized (appreciation) depreciation of forward foreign currency exchange contracts	(32,106)
Capital gain and return of capital distributions from investments	976,184

Net cash provided by (used in) operating activities	26,448,818

Cash Flows from Financing Activities:
Cash distribution paid to Common shareholders	(17,613,884)
Cost of Common shares repurchased	(1,837,111)
Increase (Decrease) in borrowings	65,000,000
Increase (Decrease) in FundPreferred shares	(72,000,000)

Net cash provided by (used in) financing activities	(26,450,995)

Net Increase (Decrease) in Cash	(2,177)
Cash at beginning of year	2,177

Cash at the End of Year	$—

Supplemental Disclosure of Cash Flow Information

Cash paid for interest on borrowings (excluding amortization of borrowing costs) during the fiscal year ended December 31, 2009, was $475,040.

See accompanying notes to financial statements.

30	Nuveen Investments

Notes to FINANCIAL STATEMENTS

1.	General Information and Significant Accounting Policies
Nuveen Diversified Dividend and Income Fund (the “Fund”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s Common shares are listed on the New York Stock Exchange (NYSE) and trade under the ticker symbol “JDD.” The Fund was organized as a Massachusetts business trust on July 18, 2003.

The Fund’s investment objectives are high current income and total return. The Fund invests primarily in U.S. and foreign dividend-paying common stocks, dividend-paying common stocks issued by Real Estate Investment Trusts (“REITs”), debt securities and other non-equity instruments that are issued by, or that are related to, government, government-related and supernational issuers located, or conducting their business, in emerging market countries (“emerging markets debt and foreign corporate bonds”) and senior loans.

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (the “Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Fund’s financial statements.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with US generally accepted accounting principles.

Investment Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices of fixed-income securities, senior loans and derivative instruments are generally provided by an independent pricing service approved by the Fund’s Board of Trustees. If significant market events occur between the time of the determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on the Fund’s NAV, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. The value of exchange-traded options are based on the last sale price, or in the absence of such a price at the mean of the bid and asked price. Options traded in the over-the-counter (OTC) market are valued using market implied volatilities. When market price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

The senior loans in which the Fund invests are not listed on an organized exchange and the secondary market for such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan.

Investment Transactions
Investment transactions are recorded on a trade date basis. Trade date for senior loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2009, the Fund had outstanding when-issued/delayed delivery purchase commitments of $2,517,533.

Nuveen Investments	31

Notes to FINANCIAL STATEMENTS (continued)

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses and fee income, if any. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received.

Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its investment company taxable income to shareholders. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal corporate income tax regulations, which may differ from US generally accepted accounting principles.

The Fund makes quarterly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund’s assets and would be treated by shareholders as a non-taxable distribution for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. If the Fund’s total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the accompanying financial statements.

REIT distributions received by the Fund are generally comprised of ordinary income, long-term and short-term capital gains, and a return of REIT capital. The actual character of amounts received during the period are not known until after the fiscal year end. For the fiscal year ended December 31, 2009, the character of distributions to the Fund from the REITs was 67.63% ordinary income, 20.67% long-term and short-term capital gains, and 11.70% return of REIT capital. For the fiscal year ended December 31, 2008, the character of distributions to the Fund from the REITs was 60.35% ordinary income, 28.69% long-term and short-term capital gains, and 10.96% return of REIT capital.

For the fiscal years ended December 31, 2009 and December 31, 2008, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to its receipts from the REITs. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Fund treated the distributions as ordinary income.

The actual character of distributions made by the Fund during the fiscal years ended December 31, 2009 and December 31, 2008, are reflected in the accompanying financial statements.

FundPreferred Shares
During the fiscal year ended December 31, 2009, the Fund had outstanding auction rate preferred shares (“FundPreferred”), $25,000 stated liquidation value per share, as a means of effecting financial leverage. The dividend rate paid by the Fund was determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and was payable at the end of each rate period.

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the FundPreferred shares issued by the Fund than there were offers to buy. This meant that these auctions “failed to clear,” and that many FundPreferred shareholders who wanted to sell their shares in these auctions were unable to do so. FundPreferred shareholders unable to sell their shares received distributions at the “maximum rate” applicable to failed auctions as calculated in accordance with the pre-established terms of the FundPreferred shares.

These developments generally did not affect the portfolio management or investment policies of the Fund. However, one implication of these auction failures for Common shareholders is that the Fund’s cost of leverage was likely higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Fund’s Common share earnings may have been lower than they otherwise would have been.

32	Nuveen Investments

Effective May 1, 2009, auction participation fees with respect to auctions that had failed had been reduced from 25 bps (annualized) to 15 bps (annualized). All auction participants had signed new agreements incorporating this change.

During the fiscal years ended December 31, 2009 and December 31, 2008, the Fund redeemed all $120,000,000 of its outstanding FundPreferred shares, at liquidation value.

Foreign Currency Transactions
The Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forward, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized and unrealized gains or losses resulting from changes in foreign currency exchange rates are recognized as a component of “Net realized gain (loss) from investments and foreign currency” and “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable.

Forward Foreign Currency Exchange Contracts
The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives and is authorized to enter into forward foreign currency exchange contracts in an attempt to manage such risk under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency. Forward foreign currency contracts are valued daily at the forward rate and are recognized as “Unrealized appreciation or depreciation on forward foreign currency exchange contracts” on the Statement of Assets and Liabilities. The change in value of the contracts during the reporting period is recognized as “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, the Fund recognizes the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset as “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

Forward foreign currency contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities.

The average number of forward foreign currency exchange contracts outstanding during the fiscal year ended December 31, 2009, was 34. Refer to Footnote 3 - Derivative Instruments and Hedging activities for further details on forward foreign currency exchange contract activity.

Options Transactions
The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options on securities, futures, swaps (“swaptions”) or currencies in an attempt to manage this and other possible risks. The purchase of put options involves the risk of loss of all or a part of the cash paid for the options. Put options purchased are accounted for in the same manner as portfolio securities. The risk associated with purchasing put options is limited to the premium paid. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Call options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option expires or the Fund enters into a closing purchase transaction. The changes in value of options written during the fiscal period are recognized as “Change in net unrealized appreciation (depreciation) of call options written” on the Statement of Operations. When a written call or put option expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on the closing purchase transaction,

Nuveen Investments	33

Notes to FINANCIAL STATEMENTS (continued)

including commission, is recognized as “Net realized gain (loss) from call options written” on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund did not purchase put or call options during the fiscal year ended December 31, 2009. The average notional balance on call options written during the fiscal year ended December 31, 2009, was $(369,600). The average notional amount is calculated based on the outstanding balance at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year. The Fund was not invested in call options written at the beginning of the current fiscal year.

Refer to Footnote 3 - Derivative Instruments and Hedging Activities for further details on call options written.

Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearing house, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities
The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Borrowing Costs
Costs incurred by the Fund in connection with its debt restructuring are recorded as a deferred charge which were fully amortized as of December 31, 2009, and are included as a component of “Interest expense on borrowings and amortization of borrowing costs” on the Statement of Operations.

Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

34	Nuveen Investments

Use of Estimates
The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2.	Fair Value Measurements
In determining the value of the Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1	–	Quoted prices in active markets for identical securities.
Level 2	–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3	–	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks *	$73,017,572	$1,435,853	$–	$74,453,425
REIT Common Stocks	68,763,877	–	–	68,763,877
Preferred Securities **	–	1,560,000	–	1,560,000
Variable Rate Senior Loan Interests	–	77,641,046	–	77,641,046
Emerging Markets Debt and Foreign Corporate Bonds	–	57,636,075	229,331	57,865,406
Short-Term Investments	7,433,525	–	–	7,433,525
Call Options Written	(138,600)	–	–	(138,600)
Derivatives:
Forward Foreign Currency Exchange Contracts ***	–	129,673	–	129,673

Total	$149,076,374	$138,402,647	$229,331	$287,708,352

*	Refer to the Fund’s Portfolio of Investments for industry breakdown of Common Stocks classified as Level 2.

**	Preferred Securities includes Convertible Preferred Securities, $25 Par (or similar) Preferred Securities and Capital Preferred Securities held by the Fund at the end of the reporting period, if any.
***	Represents net unrealized appreciation (depreciation).

The following is a reconciliation of the Fund’s Level 3 investments held at the beginning and end of the measurement period:

Level 3
Emerging Markets
Debt and Foreign
Corporate Bonds
Balance at beginning of year	$1,269,746
Gains (losses):
Net realized gains (losses)	143,457
Net change in unrealized appreciation (depreciation)	549,967
Net purchases at cost (sales at proceeds)	(517,150)
Net discounts (premiums)	4,380
Net transfers into (out of) at end of period fair value	(1,221,069)

Balance at end of year	$229,331

“Change in net unrealized appreciation (depreciation) of investments and foreign currency” presented on the statement of operations includes $104,497 of net appreciation (depreciation) related to Emerging Markets Debt and Foreign Corporate Bonds classified as Level 3 at year end.

3.	Derivative Instruments and Hedging Activities

During the current fiscal period, the Fund adopted amendments to authoritative guidance under GAAP on disclosures about derivative instruments and hedging activities. This guidance is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows, if any. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, under this guidance they are considered to be non-hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 - General Information and Significant Accounting Policies.

Nuveen Investments	35

Notes to FINANCIAL STATEMENTS (continued)

The following table presents the fair value of all derivative instruments held by the Fund as of December 31, 2009, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
	Derivative	Asset Derivatives		Liability Derivatives
Underlying Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	–	$–	Call options written, at value	$138,600

Foreign Currency Exchange Rate	Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	191,448	Unrealized depreciation on forward foreign currency exchange contracts	61,775

Total			$191,448		$200,375

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2009, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts

Risk Exposure
Foreign Currency Exchange Rate	$(897,928)

Change in Net Unrealized Appreciation (Depreciation) of Call Options Written

Risk Exposure
Equity Price	$120,437

Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts

Risk Exposure
Foreign Currency Exchange Rate	$32,106

4.	Fund Shares
Common Shares
Transactions in Common shares were as follows:

	Year	Year
	Ended	Ended
	12/31/09	12/31/08
Common shares repurchased	209,901	–

Weighted average:
Price per common share repurchased	$8.73	–
Discount per common share repurchased	15.61%	–

FundPreferred Shares
Transactions in FundPreferred shares were as follows:

	Year Ended		Year Ended
	12/31/09		12/31/08
	Shares	Amount	Shares	Amount

FundPreferred shares redeemed:
Series T	1,440	$36,000,000	960	$24,000,000
Series W	1,440	36,000,000	960	24,000,000

Total	2,880	$72,000,000	1,920	$48,000,000

5.	Investment Transactions
Purchases and sales (including maturities but excluding short-term investments, call options written and derivative transactions) during the fiscal year ended December 31, 2009, aggregated $185,137,698 and $189,149,033, respectively.

36	Nuveen Investments

Transactions in call options written during the fiscal year ended December 31, 2009, were as follows:

	Number of	Premiums
	Contracts	Received
Outstanding, beginning of year	–	$–
Options written	1,540	259,037
Options terminated in closing purchase transactions	–	–
Options expired	–	–

Outstanding, end of year	1,540	$259,037

6.	Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At December 31, 2009, the cost of investments was $278,195,191.

Gross unrealized appreciation and gross unrealized depreciation of investments at December 31, 2009, were as follows:

Gross unrealized:
Appreciation	$33,636,230
Depreciation	(24,114,142)

Net unrealized appreciation (depreciation) of investments	$9,522,088

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2009, the Fund’s tax year end, were as follows:

Undistributed net ordinary income *	$–
Undistributed net long-term capital gains	–

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended December 31, 2009 and December 31, 2008, was designated for purposes of the dividends paid deduction as follows:

2009
Distributions from net ordinary income *	$9,554,083
Distributions from net long-term capital gains	–
Tax return of capital	8,145,997

2008
Distributions from net ordinary income *	$19,564,639
Distributions from net long-term capital gains	1,243,596
Tax return of capital	9,482,658

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At December 31, 2009, the Fund’s tax year end, the Fund had an unused capital loss carryforward available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire as follows:

Expiration:
December 31, 2016	$39,039,775
December 31, 2017	32,452,667

Total	$71,492,442

The Fund elected to defer net realized losses from investments incurred from November 1, 2009 through December 31, 2009, the Fund’s tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October capital losses of $181,707 were treated as having arisen on the first day of the following fiscal year.

Nuveen Investments	37

Notes to FINANCIAL STATEMENTS (continued)

7.	Management Fees and Other Transactions with Affiliates
The Fund’s management fee is separated into two components — a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For Managed Assets over $2 billion	.6000

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fees, daily managed assets include assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of December 31, 2009, the complex-level fee rate was .1887%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ Investment Management Company, LLC (“NWQ”), Security Capital Research & Management Incorporated (“Security Capital”), Symphony Asset Management, LLC (“Symphony”) and Wellington Management Company, LLP (“Wellington”). NWQ and Symphony are both subsidiaries of Nuveen. NWQ manages the portion of the Fund’s investment portfolio allocated to dividend-paying common stocks including American Depositary Receipts (“ADRs”), and the Fund’s call option strategy. Security Capital manages the portion of the Fund’s investment portfolio allocated to securities issued by real estate companies. Symphony manages the portion of the Fund’s investment portfolio allocated to senior loans. Wellington manages the portion of the Fund’s investment portfolio allocated to emerging markets debt and foreign corporate bonds, and foreign currency forward strategy. NWQ, Security Capital, Symphony and Wellington are compensated for their services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

38	Nuveen Investments

For the first eight years of the Fund’s operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
September 30,		September 30,
2003 *	.32%	2008	.32%
2004	.32	2009	.24
2005	.32	2010	.16
2006	.32	2011	.08
2007	.32

*	From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond September 30, 2011.

8.	Senior Loan Commitments
Unfunded Commitments
Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. At December 31, 2009, the Fund had no unfunded senior loan commitments.

Participation Commitments
With respect to the senior loans held in the Fund’s portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the Borrower. As such, the Fund not only assumes the credit risk of the Borrower, but also that of the Selling Participant or other persons interpositioned between the Fund and the Borrower. At December 31, 2009, there were no such outstanding participation commitments.

9.	Borrowing Arrangements
Management determined that leveraging the Fund with debt as a replacement for FundPreferred shares continued to benefit the Fund’s shareholders. On March 30, 2009, the Fund entered into a $65 million senior committed secured 364-day revolving line of credit with its custodian bank. Amounts drawn on the line of credit are recognized as “Borrowings” on the Statement of Assets and Liabilities. For the period March 30, 2009 through December 31, 2009, the average daily balance outstanding on these borrowings and average interest rate was $56,660,650 and 1.26%, respectively.

Interest on the revolving line of credit is calculated at a rate per annum of the London Inter-Bank Offered Rate (LIBOR) Overnight Rate. Interest expense incurred on such borrowings is included as a component of “Interest expense on borrowings and amortization of borrowing costs” on the Statement of Operations. In addition, the Fund pays a per annum liquidity fee, based on the total commitment amount of the borrowings through the renewal date, which is recognized as “Fees on Borrowings” on the Statement of Operations.

10.	New Accounting Pronouncements
On January 21, 2010, FASB issued changes to the authoritative guidance under GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for both Level 2 and Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements in the Level 3 rollforward must be shown on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time the Fund is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	39

Financial HIGHLIGHTS
Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
				Distributions
				from Net	Distributions		Net		Tax
	Beginning		Net	Investment	from Capital		Investment	Capital	Return of		Ending
	Common		Realized/	Income to	Gains to		Income to	Gains to	Capital to		Common
	Share	Net	Unrealized	FundPreferred	FundPreferred		Common	Common	Common		Share	Ending
	Net Asset	Investment	Gain	Share-	Share-		Share-	Share-	Share-		Net Asset	Market
	Value	Income(a)	(Loss)(b)	holders†	holders†	Total	holders	holders	holders	Total	Value	Value
Year Ended 12/31:
2009	$8.30	$.46	$3.25	$– ***	$– ***	$3.71	$(.47)	$–	$(.41)	$(.88)	$11.13	$9.73
2008	16.09	.89	(7.19)	(.18)	–	(6.48)	(.78)	(.06)	(.47)	(1.31)	8.30	6.32
2007	19.22	1.02	(2.30)	(.12)	(.19)	(1.59)	(.90)	(.64)	–	(1.54)	16.09	14.28
2006	16.88	.99	2.98	(.13)	(.15)	3.69	(.98)	(.37)	–	(1.35)	19.22	21.03
2005	16.85	.83	1.00	(.09)	(.10)	1.64	(.71)	(.90)	–	(1.61)	16.88	16.35

	FundPreferred Shares at End of Period			Borrowings at End of Period
	Aggregate	Liquidation		Aggregate
	Amount	and Market	Asset	Amount	Asset
	Outstanding	Value	Coverage	Outstanding	Coverage
	(000)	Per Share	Per Share	(000)	Per $1,000
Year Ended 12/31:
2009	$–	$–	$–	$65,000	$4,424
2008	72,000	25,000	83,203	–	–
2007	120,000	25,000	92,729	45,000	10,891
2006	120,000	25,000	105,715	45,000	12,276
2005	120,000	25,000	95,857	–	–

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Net of federal corporate income taxes on long-term capital gains retained by the Fund per share as follows:

Long-Term
Capital Gains
Retained
Year Ended 12/31:
2009	N/A
2008	N/A
2007	$.25
2006	.25
2005	N/A

40	Nuveen Investments

Total Returns		Ratios/Supplemental Data
	Based on		Ratios to Average Net Assets		Ratios to Average Net Assets
	Common	Ending	Applicable to Common Shares		Applicable to Common Shares
	Share	Net Assets	Before Reimbursement		After Reimbursement**
Based on	Net	Applicable to		Net		Net	Portfolio
Market	Asset	Common		Investment		Investment	Turnover
Value*	Value*	Shares (000)	Expenses††	Income††	Expenses††	Income††	Rate

72.17%	47.30%	$222,566	1.89%	4.73%	1.59%	5.02%	77%
(49.58)	(42.60)	167,623	2.13	6.28	1.65	6.77	49
(25.75)	(9.00)	325,097	2.20	5.06	1.74	5.53	48
38.72	22.66	387,432	1.70	5.03	1.26	5.47	44
16.36	10.21	340,113	1.42	4.53	.99	4.96	49

*
  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Common Share Net Asset Value is the combination of changes in Common Share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

 The Fund elected to retain a portion of its realized long-term capital gains for the following tax years ended December 31, (which is the fiscal year end for the Fund) and pay required federal corporate income taxes on these amounts. As reported on Form 2439, Common shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to Common shareholders on record date of these tax credits/refunds. The Fund’s corresponding Total Returns Based on Market Value and Common Share Net Asset Value when these benefits are included are as follows:

		Total Returns
	Common		Based on
	Shareholders	Based on	Common Share
	of Record on	Market Value	Net Asset Value
Year Ended 12/31:
2009	N/A	72.17%	47.30%
2008	N/A	(49.58)	(42.60)
2007	December 31	(24.47)	(7.60)
2006	December 29	40.37	24.26
2005	N/A	16.36	10.21

**	After expense reimbursement from the Adviser, where applicable. Expense ratio does not reflect the reduction of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
***	Rounds to less than $.01 per share.
****	Annualized.
†	The amounts shown are based on Common share equivalents.
††	• Ratios do not reflect the effect of dividend payments to FundPreferred shareholders.
• Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares and/or borrowings, where applicable.
• Each ratio includes the effect of the interest expense paid on borrowings as follows:

Ratio of Borrowings Interest Expense to
Average Net Assets Applicable to Common Shares
Year Ended 12/31:
2009	.38	%****
2008	.38
2007	.66
2006	.26	****
2005	–

N/A	The Fund had no retained capital gains for the tax years ended December 31, 2009, December 31, 2008 and December 31, 2005.

See accompanying notes to financial statements.

Nuveen Investments	41

Board Members & Officers

The management of the Fund, including general supervision of the duties performed for the Fund by the Adviser, is the responsibility of the Board Members of the Fund. The number of board members of the Fund is currently set at nine. None of the board members who are not “interested” persons of the Fund (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	Including other Directorships	in Fund Complex
		Appointed	During Past 5 Years	Overseen by
		and Term(1)		Board Member

INDEPENDENT BOARD MEMBERS:

■ ROBERT P. BREMNER
8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1997 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.	199

■ JACK B. EVANS
10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	199

■ WILLIAM C. HUNTER
3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	199

42	Nuveen Investments

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	Including other Directorships	in Fund Complex
		Appointed	During Past 5 Years	Overseen by
		and Term(1)		Board Member

INDEPENDENT BOARD MEMBERS (continued):

■ DAVID J. KUNDERT
10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	199

■ WILLIAM J. SCHNEIDER
9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Dayton Philharmonic Orchestra Association formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank; formerly, Director, Dayton Development Coalition.	199

■ JUDITH M. STOCKDALE
12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	199

■ CAROLE E. STONE
6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	199

■ TERENCE J. TOTH
9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Musso Capital Management (since 2008); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2004-2007); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Boards (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	199

Nuveen Investments	43

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	Including other Directorships	in Fund Complex
		Appointed	During Past 5 Years	Overseen by
		and Term(1)		Board Member

INTERESTED BOARD MEMBER:

■ JOHN P. AMBOIAN(2)
6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc.	199

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	During Past 5 Years	in Fund Complex
		Appointed(3)		Overseen by
				Officer

OFFICERS of the FUND:

■ GIFFORD R. ZIMMERMAN
9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director, Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002); and of Symphony Asset Management LLC, (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Chartered Financial Analyst.	199

■ WILLIAM ADAMS IV
6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, U.S. Structured Products of Nuveen Investments, LLC, (since 1999), prior thereto, Managing Director of Structured Investments.	123

■ MARK J.P. ANSON
6/10/59 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	President and Executive Director of Nuveen Investments, Inc. (since 2007); President of Nuveen Investments Institutional Services Group LLC (since 2007); previously, Chief Executive Officer of the British Telecom Pension Scheme (2006-2007) and Chief Investment Officer of Calpers (1999-2006); PhD, Chartered Financial Analyst Chartered Alternative Investment Analyst, Certified Public Accountant, Certified Management Accountant and Certified Internal Auditor.	199

■ CEDRIC H. ANTOSIEWICZ
1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director, (since 2004) previously, Vice President (1993-2004) of Nuveen Investments, LLC.	123

44	Nuveen Investments

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	During Past 5 Years	in Fund Complex
		Appointed(3)		Overseen by
				Officer

OFFICERS of the FUND (continued):

■ NIZIDA ARRIAGA
6/1/68 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President (since 2007) of Nuveen Investments, LLC; previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	199

■ MICHAEL T. ATKINSON
2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	199

■ MARGO L. COOK
4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	199

■ LORNA C. FERGUSON
10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC and Managing Director (since 2005) of Nuveen Asset Management.	199

■ STEPHEN D. FOY
5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	199

■ SCOTT S. GRACE
8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since September 2009) of Nuveen Investments, LLC, formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc,; formerly. Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	199

■ WILLIAM T. HUFFMAN
5/7/69 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002-2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; Certified Public Accountant.	134

■ WALTER M. KELLY
2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2008) of Nuveen Asset Management.	199

Nuveen Investments	45

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	During Past 5 Years	in Fund Complex
		Appointed(3)		Overseen by
				Officer

OFFICERS of the FUND (continued):

■ DAVID J. LAMB
3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	199

■ TINA M. LAZAR
8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Vice President of Nuveen Asset Management (since 2005).	199

■ LARRY W. MARTIN
7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007).	199

■ KEVIN J. MCCARTHY
3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President, and Assistant Secretary, Nuveen Asset Management, and Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	199

■ JOHN V. MILLER
4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Chief Investment Officer and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	134

■ GREGORY MINO
1/4/71 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President of Nuveen Investments, LLC (since 2008); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	199

46	Nuveen Investments

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	During Past 5 Years	in Fund Complex
		Appointed(3)		Overseen by
				Officer

OFFICERS of the FUND (continued):

■ CHRISTOPHER M. ROHRBACHER
8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008).	199

■ JAMES F. RUANE
7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments, LLC (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	199

■ MARK L. WINGET
12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	199

(1)	Board Members serve three year terms. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the Board Member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments	47

Annual Investment Management
Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Fund for an additional one-year period. These agreements include the investment advisory agreement between Nuveen Asset Management (“NAM”) and the Fund and the sub-advisory agreements between NAM and NWQ Investment Management Company, LLC (“NWQ”), NAM and Symphony Asset Management LLC (“Symphony”), NAM and Wellington Management Company, LLP (“Wellington”), and NAM and Security Capital Research & Management Incorporated (“Security Capital” and, together with NWQ, Symphony and Wellington, the “Sub-Advisers”). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2009 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the advisory agreement (the “Investment Management Agreement”) and sub-advisory agreements (each, a “Sub-advisory Agreement,” and the Investment Management Agreement and Sub-advisory Agreements are each an “Advisory Agreement”), the Independent Board Members reviewed a broad range of information relating to the Fund, NAM and the Sub-Advisers (NAM and the Sub-Advisers are each a “Fund Adviser”), including absolute performance, fee and expense information for the Fund as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Fund, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. (“Winslow Capital”), which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Fund resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

48	Nuveen Investments

A.	Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered the Fund Adviser’s efforts, expertise and other actions taken to address matters as they arose that impacted the Fund. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM’s continuous review of the Nuveen funds’ investment strategies and mandates in seeking to continue to refine and improve the investment process for the funds, particularly in light of market conditions. With respect to closed-end funds that issued auction rate preferred shares (“ARPs”) or that otherwise utilize leverage, the Independent Board Members noted, in particular, NAM’s efforts in refinancing the preferred shares of such funds frozen by the collapse of the auction rate market and managing leverage during a period of rapid market declines, particularly for the non-equity funds. Such efforts included negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs, liquidating portfolio securities during difficult times to meet leverage ratios, and seeking alternative forms of debt and other leverage that may over time reduce financing costs associated with ARPs and enable the funds that have issued ARPs to restore liquidity to ARPs holders. The Independent Board Members also noted Nuveen’s continued commitment and efforts to keep investors and financial advisers informed as to its progress with the ARPs through, among other things, conference calls, emails, press releases, information posted on its website, and telephone calls and in-person meetings with financial advisers. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining websites; and providing educational seminars.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Fund, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM’s compliance program, including the report of the chief compliance officer regarding the Fund’s compliance policies and procedures.

The Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Advisers. In that regard, the Independent Board Members reviewed an evaluation of each Sub-Adviser from NAM. The evaluation also included information relating to the respective Sub-Adviser’s organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Fund, developments affecting each Sub-Adviser, and an analysis of each Sub-Adviser. As described in further detail below, the Board considered the performance of the portion of the investment

Nuveen Investments	49

Annual Investment Management
Agreement Approval Process (continued)

portfolio for which each Sub-Adviser is responsible. The Board also recognized that the Sub-advisory Agreements were essentially agreements for portfolio management services only and the Sub-Advisers were not expected to supply other significant administrative services to the Fund. As part of their oversight, the Independent Board Members also continued their program of seeking to visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members met with NWQ in February 2009. The Independent Board Members noted that NAM recommended the renewal of the Sub-advisory Agreements and considered the basis for such recommendations and any qualifications in connection therewith.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Management Agreement or Sub-advisory Agreement, as applicable, were satisfactory.

B.	The Investment Performance of the Fund and Fund Advisers
The Board considered the investment performance of the Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks. The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group and recognized and/or customized benchmarks for the quarter-, one-, three- and five-year periods ending December 31, 2008 and for the same periods ending March 31, 2009. The Independent Board Members also reviewed performance information of the Nuveen funds managed by each of Security Capital, NWQ and Symphony, respectively, in the aggregate ranked by peer group and the performance of such funds, in the aggregate, relative to their benchmark. The Independent Board Members also reviewed, among other things, the returns of each sleeve of the Fund relative to the benchmark of each sleeve and the overall benchmark for the Fund for the year 2008. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In comparing a fund’s performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund’s investment objectives and strategies thereby hindering a meaningful comparison of the fund’s performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Fund in the context of the volatile market conditions during the past year, and their impact on various asset classes and the portfolio management of the Fund.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that the Fund’s investment performance over time had been satisfactory.

C.	Fees, Expenses and Profitability
1. Fees and Expenses
The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund’s gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”).

The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of a fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. The Independent Board Members also considered, among other things, the differences in the use and type of leverage compared to the peers. In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers

50	Nuveen Investments

and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999).

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisers, the Independent Board Members also considered the pricing schedule or fees that each Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable. With respect to Symphony, the Independent Board Members also reviewed the fees it assesses for equity and taxable fixed-income hedge funds and hedge accounts it manages, which include a performance fee. The Independent Board Members noted that with respect to Security Capital and Wellington, the Sub-Advisers that are unaffiliated with Nuveen, such fees were the result of arm’s-length negotiations.

3. Profitability of Fund Advisers
In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s

Nuveen Investments	51

Annual Investment Management
Agreement Approval Process (continued)

methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business.

Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided. In addition, with respect to Security Capital and Wellington, which are unaffiliated with Nuveen, the Independent Board Members also considered each such Sub-Adviser’s revenues, expenses and profitability margins (pre- and post-tax). Based on their review, the Independent Board Members were satisfied that each such Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. In this regard, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio. While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members also recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for funds with a reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces Nuveen’s revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen’s trading desk.

52	Nuveen Investments

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

With respect to NWQ and Security Capital, the Independent Board Members considered that such Sub-Advisers may benefit from their soft dollar arrangements pursuant to which the respective Sub-Adviser receives research from brokers that execute the Fund’s portfolio transactions. With respect to Wellington, the Independent Board Members noted that while Wellington does have some soft dollar arrangements with respect to some of its agency trades, the trades in fixed income securities held by the Fund are done on a principal basis and do not generate soft dollar credits. For these Sub-Advisers, the Independent Board Members further noted that such Sub-Advisers’ profitability may be lower if they were required to pay for this research with hard dollars. With respect to Symphony, the Board also considered that Symphony currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreement and Sub-advisory Agreements are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Investment Management Agreement and the Sub-advisory Agreements be renewed.

Nuveen Investments	53

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

54	Nuveen Investments

Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	55

Glossary of Terms
Used in this Report

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Collateralized Debt Obligations (CDOs): Collateralized debt obligations are a type of asset-backed security constructed from a portfolio of fixed-income assets. CDOs usually are divided into different tranches having different ratings and paying different interest rates. Losses, if any, are applied in reverse order of seniority and so junior tranches generally offer higher coupons to compensate for added default risk.

■	Current Distribution Rate: Current distribution rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a tax return of capital.

■	Net Asset Value (NAV): A Fund’s NAV per common share is calculated by subtracting the liabilities of the Fund (including any debt or preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

56	Nuveen Investments

Notes

Nuveen Investments	57

Notes

58	Nuveen Investments

Other Useful Information

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (“NYSE”) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

Nuveen Diversified Dividend and Income Fund (JDD) hereby designates 19.21% of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations and 26.33% as qualified dividend income for individuals under Section 1 (h)(11) of the Internal Revenue Code. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Common and Preferred Share Information

The Fund intends to repurchase and/or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased and/or redeemed shares of its common and/or preferred stock as shown in the accompanying table.

Common Shares	Preferred Shares
Repurchased	Redeemed

209,901	2,880

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	59

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $141 billion of assets on September 30, 2009.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

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Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

EAN-B-1209D

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder/. (To view the code, click on Fund Governance and then click on Code of Conduct.)
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, who is “independent” for purposes of Item 3 of Form N-CSR.
Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Nuveen Diversified Dividend and Income Fund
The following tables show the amount of fees that Ernst & Young LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.
The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).
SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]

December 31, 2009	$33,000	$0	$0	$2,000

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2008	$33,000	$0	$0	$1,100

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

[1]	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

[4]	“All Other Fees” are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.
SERVICES THAT THE FUND’S AUDITOR BILLED TO THE
ADVISER AND AFFILIATED FUND SERVICE PROVIDERS
The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.
The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers

December 31, 2009	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2008	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES
The following table shows the amount of fees that Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total

December 31, 2009	$2,000	$0	$0	$2,000
December 31, 2008	$1,100	$0	$0	$1,100
“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.
Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, David J. Kundert, William J. Schneider and Terence J. Toth.
ITEM 6. SCHEDULE OF INVESTMENTS.
(a)	See Portfolio of Investments in Item 1.

(b)	Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The Adviser has engaged NWQ Investment Management Company, LLC (“NWQ”), Security Capital Research & Management Incorporated (“SC-R&M”), Wellington Management Company, LLP (“Wellington Management”) and Symphony Asset Management, LLC (“Symphony”) (NWQ, SC-R&M, Wellington and Symphony are also collectively referred to as “Sub-Advisers”) as Sub-Advisers to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to each Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser’s policy and procedures. The Adviser periodically will monitor each Sub-Adviser’s voting to ensure that they are carrying out their duties. The Sub-Advisers’ proxy voting policies and procedures are summarized as follows:
NWQ
With respect to NWQ, NWQ’s Proxy Voting Committee (the “Committee”) is responsible for supervision of the proxy voting process, including identification of material conflicts of interest involving NWQ and the proxy voting process in respect of securities owned on behalf of clients, and circumstances when NWQ may deviate from its policies and procedures. Unless otherwise determined by the Committee, NWQ will cause proxies to be voted consistent with the recommendations or guidelines of an independent third party proxy service or other third party, and in most cases, votes generally in accordance with the recommendations of RiskMetrics Group (formerly ISS) on the voting of proxies relating to securities held on behalf of clients’ accounts. Unless otherwise restricted, NWQ’s Committee reserves the right to override the specific recommendations in any situation where it believes such recommendation is not in its clients best interests. NWQ’s Committee oversees the identification of material conflicts of interest, and where such matter is covered by the recommendations or guidelines of a third party proxy service, it shall cause proxies to be voted in accordance with the applicable recommendation or guidelines, to avoid such conflict. If a material conflict of interest matter is not covered by the third party service provider recommendations, NWQ may (i) vote in accordance with the recommendations of an alternative independent third party or (ii) disclose the conflict to the client, and with their consent, make the proxy voting determination and document the basis for such determination.
NWQ generally does not intend to vote proxies associated with the securities of any issuer if as a result of voting, the issuer restricts such securities from being transacted for a period (this occurs for issuers in a few foreign countries), or where the voting would in NWQ’s judgment result in some other financial, legal, regulatory disability or burden to NWQ or the client (such as imputing control with respect to the issuer). Likewise, the Committee may determine not to recall securities on loan if negative consequences of such recall outweigh benefits of voting in the particular instance, or expenses and inconvenience of such recall outweigh benefits, in NWQ’s judgment.
SC-R&M
SC-R&M may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, SC-R&M has adopted detailed proxy voting procedures (“Procedures”) that incorporate detailed proxy guidelines (“Guidelines”) for voting proxies on specific types of issues.
Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines (including matters that require a case-by-case determination) or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy is cast in the best interest of clients.
To oversee and monitor the proxy-voting process, SC-R&M has established a proxy committee and appointed a proxy administrator. The proxy committee meets periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues.
A copy of the SC-R&M’s proxy voting procedures and guidelines are available upon request by contacting your client service representative.
WELLINGTON MANAGEMENT
The registrant has granted to Wellington Management the authority to vote proxies on its behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Global Proxy Policies and Procedures. Wellington Management’s Corporate Governance Committee is responsible for the review and oversight of the firm’s Global Proxy Policies and Procedures. The Corporate Governance Group within Wellington Management’s Investment Services Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Global Proxy Voting Guidelines setting forth general guidelines for voting proxies, Wellington Management personnel analyze all proxies and vote proxies based on their assessment of the merits of each proposal. Each Fund’s portfolio manager has the authority to determine the final vote for securities held in the Fund, unless the portfolio manager is determined to have a material conflict of interest related to that proxy vote.
Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. Its Corporate Governance Committee sets standards for identifying materials conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of its Corporate Governance Committee or by the entire committee in some cases to resolve the conflict and direct the vote.
Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of a Fund due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.
SYMPHONY
Symphony Asset Management votes proxies with the objective of maximizing shareholder value for its clients and in accordance with the firm’s Policies and Procedures for Proxy Voting. Symphony’s Proxy Voting Committee is responsible for establishing proxy voting guidelines; review and oversight of the firm’s Policies and Procedures for Proxy Voting; oversight of day-to-day proxy voting related activities; and, for overseeing the activities of proxy service providers utilized by the firm.
Symphony has established guidelines for proxy voting based on the recommendations of an independent third-party proxy service provider. Symphony utilizes one or more independent third-party service providers to vote proxy in accordance with Symphony’s guidelines. Service providers also provide proxy voting related research material as required.
In its Policies and Procedures for Proxy Voting, Symphony specifies a process for identifying and managing conflicts of interest in the proxy voting process so that votes are cast in the best interests of clients. Conflicts of interest may arise from relationships Symphony has with its clients, vendors and lenders. Symphony portfolio managers may change a proxy vote recommended by the firm’s guidelines to resolve a conflict of interest or for other reasons in the best economic interests of clients. Symphony’s Proxy Voting Committee reviews vote changes.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The Adviser has engaged Security Capital Research & Management Incorporated (“SC-R&M”) for a portion of the registrant’s equity investments, Wellington Management Company, LLP (“Wellington Management”) for a portion of the registrant’s debt investments, Symphony Asset Management, LLC (“Symphony”) for an additional portion of the registrant’s debt investments and NWQ Investment Management Company, LLC (“NWQ”) for an additional portion of the registrant’s equity investments, (SC-R&M, Wellington, Symphony and NWQ are also collectively referred to as “Sub-Advisers”) as Sub-Advisers to provide discretionary investment advisory services. The following section provides information on the portfolio managers at each Sub-Adviser:
SECURITY CAPITAL RESEARCH & MANAGEMENT INCORPORATED
Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES
ANTHONY R. MANNO JR. is CEO, President and Chief Investment Officer of Security Capital Research & Management Incorporated. He is Chairman, President and Managing Director of SC-Preferred Growth Incorporated. Prior to joining Security Capital in 1994, Mr. Manno spent 14 years with LaSalle Partners Limited as a Managing Director, responsible for real estate investment banking activities. Mr. Manno began his career in real estate finance at The First National Bank of Chicago and has 36 years of experience in the real estate investment business. He received an MBA in Finance with honors (Beta Gamma Sigma) from the University of Chicago and graduated Phi Beta Kappa from Northwestern University with a BA and MA in Economics. Mr. Manno is also a Certified Public Accountant and was awarded an Elijah Watt Sells award.
KENNETH D. STATZ is a Managing Director and Senior Market Strategist of Security Capital Research & Management Incorporated where he is responsible for the development and implementation of portfolio investment strategy. Prior to joining Security Capital in 1995, Mr. Statz was a Vice President in the Investment Research Department of Goldman, Sachs & Co., concentrating on research and underwriting for the REIT industry. Previously, he was a REIT Portfolio Manager and a Managing Director of Chancellor Capital Management. Mr. Statz has 28 years of experience in the real estate securities industry and received an MBA and a BBA in Finance from the University of Wisconsin.
KEVIN W. BEDELL is a Managing Director of Security Capital Research & Management Incorporated where he directs the Investment Analysis Team, which provides in-depth proprietary research on publicly listed companies. Prior to joining Security Capital in 1996, Mr. Bedell spent nine years with LaSalle Partners Limited where he was Equity Vice President and Portfolio Manager, with responsibility for strategic, operational and financial management of a private real estate investment trust with commercial real estate investments in excess of $1 billion. Mr. Bedell has 22 years of experience in the real estate securities industry and received an MBA in Finance from the University of Chicago and a BA from Kenyon College.
Item 8 (a)(2). Other Accounts Managed by Security Capital Research & Management Incorporated
Nuveen Real Estate Income Fund and Nuveen Diversified Dividend and Income Fund (“Funds”)
Security Capital Research & Management Incorporated (“Adviser”)

(a)(1) Identify portfolio							(a)(3) Performance Fee Accounts.For each of the categories
manager(s) of the	(a)(2) For each person identified in column (a)(1), provide number of						in column (a)(2), provide number of accounts and the total
Adviser to be named in	accounts other than the Funds managed by the person within each						assets in the accounts with respect to which the advisory fee is
the Fund prospectus	category below and the total assets in the accounts managed within						based on the performance of the account
	each category below						Registered
	Registered Investment		Other Pooled Investment				Investment
	Companies		Vehicles		Other Accounts		Companies		Other Pooled Investment
	Number		Number		Number		Number		Vehicles		Other Accounts
	of	Total Assets	of	Total Assets	of	Total Assets	of	Total	Number of	Total	Number of	Total Assets
	Accounts	($billions)	Accounts	($billions)	Accounts	($billions)	Accounts	Assets	Accounts	Assets	Accounts	($billions)
Anthony R. Manno Jr.	4	$1.2	1	$0.6	380	$1.7	—	—	—	—	6	$0.3
Kenneth D. Statz	4	$1.2	1	$0.6	377	$1.7	—	—	—	—	6	$0.3
Kevin W. Bedell	4	$1.2	1	$0.6	386	$1.7	—	—	—	—	6	$0.3
     POTENTIAL MATERIAL CONFLICTS OF INTEREST
As shown in the above tables, the portfolio managers may manage accounts in addition to the Nuveen Funds (the “Funds”). The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Funds (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.
Responsibility for managing SC-R&M’s clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.
SC-R&M may receive more compensation with respect to certain Similar Accounts than that received with respect to the Nuveen Funds or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for SC-R&M or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as SC-R&M may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. SC-R&M may be perceived as causing accounts it manages to participate in an offering to increase SC-R&M’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If SC-R&M manages accounts that engage in short sales of securities of the type in which the Funds invests, SC-R&M could be seen as harming the performance of the Funds for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
SC-R&M has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:
Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with SC-R&M’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders will be allocated among the participating accounts on a pro-rata average price basis as well.
Item 8(a)(3). FUND MANAGER COMPENSATION
The principal form of compensation of SC-R&M’s professionals is a base salary and annual bonus. Base salaries are fixed for each portfolio manager. Each professional is paid a cash salary and, in addition, a year-end bonus based on achievement of specific objectives that the professional’s manager and the professional agree upon at the commencement of the year. Actual bonus payments may range from below 100% of target to a multiple of target bonus depending upon actual performance. Actual bonus is paid partially in cash and partially in either (a) restricted stock of SC-R&M’s parent company, JPMorgan Chase & Co., which vests over a three-year period (50% each after the second and third years) or (b) in self directed parent company mutual funds which vests after a three-year period (100% after the third year). Actual bonus is a function of SC-R&M achieving its financial, operating and investment performance goals, as well as the individual achieving measurable objectives specific to that professional’s role within the firm and the investment performance of all accounts managed by the portfolio manager. None of the portfolio managers’ compensation is based on the performance of, or the value of assets held in, the Funds.
Item 8(a)(4). OWNERSHIP OF JDD SECURITIES AS OF DECEMBER 31, 2009

Portfolio Manager	None	$1–$10,000	$10,001–$50,000	$50,001–$100,000	$100,001–$500,000	$500,001–$1,000,000	Over $1,000,000
Anthony R. Manno Jr.	X
Kenneth D. Statz	X
Kevin W. Bedell	X
Wellington Management
Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY
James W. Valone, CFA, Senior Vice President, Fixed Income Portfolio Manager and Co-Director of Fixed Income of Wellington Management, has served as Portfolio Manager of the Fund since 2003. Mr. Valone joined Wellington Management as an investment professional in 1999.
Item 8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

(a)(3) Performance Fee Accounts. For each of the categories in
(a)(1) Identify	(a)(2) For each person identified in column (a)(1), provide number of accounts other						column (a)(2), provide number of accounts and the total assets in the
portfolio	than the Funds managed by the person within each category below and the total						accounts with respect to which the advisory fee is based on the
manager(s) of	assets in the accounts managed within each category below						performance of the account
the Adviser to			Other Pooled				Registered
be named in the	Registered Investment		Investment				Investment		Other Pooled
Fund prospectus	Companies		Vehicles		Other Accounts		Companies		Investment Vehicles		Other Accounts
	Number of	Total Assets	Number of	Total Assets	Number	Total Assets	Number of	Total	Number of	Total Assets	Number of	Total Assets
	Accounts	($millions)	Accounts	($millions)	of Accounts	($millions)	Accounts	Assets	Accounts	($millions)	Accounts	($millions)
James W. Valone	1	$4.4	16	$3,768.3	12	$3,902.2	0	$0	2	$66.6	0	$0
     POTENTIAL MATERIAL CONFLICTS OF INTEREST
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s manager who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.
The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. The Portfolio Manager also manages hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
Item 8(a)(3). FUND MANAGER COMPENSATION
Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Sub-Advisory Agreement between Wellington Management and Nuveen Asset Management on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2009.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Portfolio Manager includes a base salary and incentive components. The base salary for the Portfolio Manager, who is a partner of Wellington Management, is determined by the Managing Partners of the firm. The Portfolio Manager’s base salary is generally a fixed amount that may change as a result of an annual review. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund and generally each other account managed by such Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Portfolio Manager compared to the JP Morgan Emerging Markets Bond Index Global Diversified Equal Weight Performing over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees. Prior to 2007, the incentive paid to the Portfolio Manager was based on the revenues earned by Wellington Management, which had no performance-related component.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Valone is a partner of the firm.
Item 8(a)(4). OWNERSHIP OF JDD SECURITIES AS OF DECEMBER 31, 2009

Name of Portfolio Manager	None	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
James W. Valone	X
Symphony
Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES
Gunther Stein, Chief Investment Officer
Mr. Stein, Chief Investment Officer, is responsible for Symphony’s fixed-income and equity investments. Mr. Stein joined Symphony in 1999. He has over 20 years of investment and research experience and is actively involved with the management of the firm’s fixed income products. Prior to joining Symphony, Mr. Stein spent six years at Wells Fargo where he was most recently a High-Yield Portfolio Manager and previously an Associate in the firm’s Loan Syndications & Leveraged Finance Group. Before joining Wells Fargo, Mr. Stein worked for First Interstate Bank as a Eurocurrency deposit trader. He also worked for Standard Chartered Bank in Mexico City and Citibank Investment Bank in London. Mr. Stein received an MBA from the University of Texas at Austin and a BA in economics from the University of California, Berkeley.
Item 8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS
Other Accounts Managed by Symphony PM
As of 12/31/09

Gunther Stein
(a) RICs
Number of accts	6
Assets	$2,121,726,882

(b) Other pooled accts
Non-performance fee accts
Number of accts	4
Assets	$93,913,616
Performance fee accts
Number of accts	22
Assets	$4,575,419,179

(c) Other
Non-performance fee accts
Number of accts	4
Assets	$6,713,595
Performance fee accts
Number of accts	0
Assets	$0
     POTENTIAL MATERIAL CONFLICTS OF INTEREST
As described above, the portfolio manager may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the sub-advisers may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. In addition, certain accounts may be subject to performance-based fees. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manger may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the sub-advisers believe that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, each sub-adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.
Item 8(a)(3). FUND MANAGER COMPENSATION
Symphony investment professionals receive competitive base salaries and annual bonus payments. Base salaries are determined by Symphony’s senior management and reviewed periodically to ensure competitiveness with comparable positions at similar asset management firms. The bonus pool is based in part on Symphony’s aggregate management fees. Bonus compensation is determined by senior management on a discretionary basis and not on fixed formulas. Investment professionals’ bonus payments are based on individual work performance, contribution to the investment team, strategy performance, and overall firm performance. In addition, Symphony’s investment professionals may participate in long-term incentive plans which are tied to ongoing year-over-year performance, profitability and firm growth.
Item 8(a)(4). OWNERSHIP OF JDD SECURITIES AS OF DECEMBER 31, 2009

Name of Portfolio Manager	None	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Gunther Stein	X
NWQ
Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY
Jon D. Bosse, CFA, Chief Investment Officer, Co-President of NWQ, and Portfolio Manager
Prior to joining NWQ in 1996, Mr. Bosse spent ten years with ARCO Investment Management Company where, in addition to managing a value-oriented fund, he was the Director of Equity Research. Previously, he spent four years with ARCO in Corporate Finance. Mr. Bosse received his B.A. in Economics from Washington University, St. Louis, where he was awarded the John M. Olin Award for excellence in economics, and graduated summa cum laude. He received his M.B.A. from the Wharton Business School, University of Pennsylvania. In addition, he received his Chartered Financial Analyst designation in 1992 and is a member of the CFA Institute and the Los Angeles Society of Financial Analysts.
Item 8(a)(2). OTHER ACCOUNTS MANAGED

Jon Bosse
(a) RICs
Number of accts	6
Assets ($000s)	$802,969,438

(b) Other pooled accts
Non-performance fee accts
Number of accts	10
Assets ($000s)	$1,318,978,094

(c) Other
Non-performance fee accts
Number of accts	26,957
Assets ($000s)	$13,670,980,151
Performance fee accts
Number of accts	7
Assets ($000s)	$872,442,067
     POTENTIAL MATERIAL CONFLICTS OF INTEREST
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which is not intended to be an exhaustive list:
•	The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NWQ seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures for allocating portfolio transactions across multiple accounts.

•	With respect to many of its clients’ accounts, NWQ determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, NWQ may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NWQ may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transactions, or both, to the detriment of the Fund or the other accounts.

•	The Fund is subject to different regulation than other pooled investment vehicles and other accounts managed by the portfolio managers. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio managers. Finally, the appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.
NWQ has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
In addition, Merrill Lynch & Co., Inc. (“Merrill Lynch”), which was acquired by Bank of America Corporation (“Bank of America”, and together with their affiliates, “ML/BofA”), are indirect investors in Nuveen. While we do not believe that ML/BofA are affiliates of NWQ for purposes of the Investment Company Act of 1940, NWQ may determine to impose certain trading limitations in connection with ML/BofA broker-dealers.
Item 8(a)(3). FUND MANAGER COMPENSATION
NWQ offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals. These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm’s executive committee. Total cash compensation (TCC) consists of both a base salary and an annual bonus that can be a multiple of the base salary. The firm annually benchmarks TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals.
Available bonus pool compensation is primarily a function of the firm’s overall annual profitability. Individual bonuses are based primarily on the following:
•	Overall performance of client portfolios
•	Objective review of stock recommendations and the quality of primary research
•	Subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic
To further strengthen our incentive compensation package and to create an even stronger alignment to the long-term success of the firm, NWQ has made available to most investment professionals equity participation opportunities, the values of which are determined by the increase in profitability of NWQ over time.
Finally, some of our investment professionals have received additional remuneration as consideration for signing employment agreements. These agreements range from retention agreements to long-term employment contracts with significant non-solicitation and, in some cases, non-compete clauses.
Item 8(a)(4). OWNERSHIP OF JDD SECURITIES AS OF DECEMBER 31, 2009

Name of Portfolio Manager	None	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Jon Bosse	X
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

		(b)	(c)	(d)*
	(a)	Average	Total Number of Shares	Maximum Number (or
	Total Number of	Price	(or Units) Purchased as	Approximate Dollar Value) of
	Shares (or	Paid Per	Part of Publicly	Shares (or Units) that may yet
	Units)	Share (or	Announced Plans or	be Purchased Under the Plans or
Period*	Purchased	Unit)	Programs	Programs

January 1-31, 2009	0		0	2,020,000
February 1-28, 2009	0		0	2,020,000
March 1-31, 2009	0		0	2,020,000
April 1-30, 2009	0		0	2,020,000
May 1-31, 2009	0		0	2,020,000
June 1-30, 2009	37,300	$7.09	37,300	1,982,700
July 1-31, 2009	13,400	$7.14	13,400	1,969,300
August 1-31, 2009	14,100	$8.30	14,100	1,955,200
September 1-30, 2009	0		0	1,955,200
October 1-31, 2009	67,701	$9.33	67,701	1,947,299
November 1-30, 2009	66,600	$9.32	66,600	1,880,699
December 1-31, 2009	10,800	$9.55	10,800	1,869,899
Total	209,901

*	The registrant’s repurchase program, which authorized the repurchase of 2,020,000 shares, was announced August 7, 2008. On October 3, 2009, the program was reauthorized for a maximum repurchase amount of 2,015,000 shares. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Info/Shareholder/ and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.
(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Nuveen Diversified Dividend and Income Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary
Date: March 10, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)
Date: March 10, 2010

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)
Date: March 10, 2010